May 13, 1997                                                          IVY FUNDS


Ivy
International
Equity
Funds



Prospectus


Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

                                   PICTURE

                               THROUGHOUT THE
                                 CENTURIES,
                             THE CASTLE KEEP HAS
                                BEEN A SOURCE
                            OF LONG-RANGE VISION
                                AND STRATEGIC
                                 ADVANTAGE.


    Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. Twelve of these portfolios, as identified below (the "Funds"), are described in this Prospectus. Each Fund has its own investment objective and policies, and your interest is limited to the Fund in which you own shares.
    The twelve Ivy international equity funds are:
         Ivy Asia Pacific Fund
         Ivy Canada Fund
         Ivy China Region Fund
         Ivy Global Fund
         Ivy Global Natural Resources Fund
         Ivy Global Science & Technology Fund
         Ivy International Fund II
         Ivy International Fund
         Ivy International Small Companies Fund
         Ivy Latin America Strategy Fund
         Ivy New Century Fund
         Ivy Pan-Europe Fund
    This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information for the Funds dated May 13, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge from the Trust at the Distributor's address and telephone number below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Information ............................................................... 2

The Funds' Financial Highlights.................................................... 6

Investment Objectives and Policies.................................................13

Risk Factors and Investment Techniques.............................................18

Organization and Management of the Funds...........................................22

Investment Manager.................................................................23

Fund Administration and Accounting.................................................24

Transfer Agent.....................................................................24

Alternative Purchase Arrangements..................................................24

Dividends and Taxes................................................................24

Performance Data...................................................................25

How to Buy Shares..................................................................26

How Your Purchase Price is Determined..............................................26

How Each Fund Values its Shares....................................................27

Initial Sales Charge Alternative-Class A Shares....................................27

Contingent Deferred Sales Charge-Class A Shares....................................27

Qualifying for a Reduced Sales Charge..............................................28

Contingent Deferred Sales Charge Alternative-
    Class B and Class C Shares.....................................................29

How to Redeem Shares...............................................................29

Minimum Account Balance Requirements...............................................30

Signature Guarantees...............................................................30

Choosing a Distribution Option.....................................................31

Tax Identification Number..........................................................31

Certificates.......................................................................31

Exchange Privilege.................................................................31

Reinvestment Privilege.............................................................32

Systematic Withdrawal Plan.........................................................32

Automatic Investment Method........................................................32

Consolidated Account Statements....................................................32

Retirement Plans...................................................................33

Shareholder Inquiries..............................................................33


     BOARD OF TRUSTEES                 OFFICERS                         TRANSFER AGENT          INVESTMENT MANAGER

    John S. Anderegg, Jr.      Michael G. Landry, Chairman              Ivy Mackenzie           Ivy Management, Inc.
      Paul H. Broyhill         Keith J. Carlson, President              Services Corp.       700 South Federal Highway
      Keith J. Carlson      James W. Broadfoot, Vice President          P.O. Box 3022          Boca Raton, FL 33432
      Stanley Channick             C. William Ferris,             Boca Raton, FL 33431-0922       1-800-456-5111
   Frank W. DeFriece, Jr.         Secretary/Treasurer                   1-800-777-6472
       Roy J. Glauber                                                                              DISTRIBUTOR
     Michael G. Landry               LEGAL COUNSEL                        AUDITORS                Ivy Mackenzie
    Joseph G. Rosenthal         Dechert Price & Rhoads             Coopers & Lybrand L.L.P.     Distributors, Inc.
   Richard N. Silverman               Boston, MA                      Ft. Lauderdale, FL     Via Mizner Financial Plaza
     J. Brendan Swan                                                                         700 South Federal Highway
                                      CUSTODIAN                                                 Boca Raton, FL 33432
                             Brown Brothers Harriman & Co.                                        1-800-456-5111
                                     Boston, MA


                                                                 IVY MACKENZIE

EXPENSE INFORMATION

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Unless otherwise noted, the information is based on each Fund's expenses during fiscal year 1996.

                        SHAREHOLDER TRANSACTION EXPENSES

    All Funds offer Class A, Class B and Class C shares. Class I shares are offered by Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund only (generally referred to herein as the "Class I Funds").

                                                               MAXIMUM SALES LOAD     MAXIMUM CONTINGENT
                                                              IMPOSED ON PURCHASES   DEFERRED SALES CHARGE
                         ALL FUNDS                                 (AS A % OF         (AS A % OF ORIGINAL
                                                                OFFERING PRICE)         PURCHASE PRICE)
                                                              --------------------   ---------------------
Class A.....................................................          5.75%(1)               None(2)
Class B.....................................................          None                   5.00%(3)
Class C.....................................................          None                   1.00%(4)
Class I.....................................................          None                   None

None of the Funds charges a redemption fee, an exchange fee, or a sales load on reinvested dividends.
---------------
(1) Class A shares may be purchased under a variety of plans that provide for the reduction or elimination of the sales charge.
(2) A contingent deferred sales charge ("CDSC") may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchases of Class A Shares at Net Asset Value" and "Contingent Deferred Sales Charge -- Class A Shares."
(3) The maximum CDSC on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4% during the second year; 3% during the third and fourth years; 2% during the fifth year; 1% during the sixth year; and 0% in the seventh year and thereafter.
(4) The CDSC on Class C shares applies only to redemptions during the first year after purchase.

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                    TOTAL FUND
                                                             MANAGEMENT                            OTHER            OPERATING
                                                                FEES         12B-1 SERVICE/       EXPENSES           EXPENSES
                                                           (AFTER EXPENSE     DISTRIBUTION     (AFTER EXPENSE     (AFTER EXPENSE
                                                          REIMBURSEMENTS)*        FEES        REIMBURSEMENTS)*   REIMBURSEMENTS)*
                                                          ----------------   --------------   ----------------   ----------------
IVY ASIA PACIFIC FUND**
IVY GLOBAL NATURAL RESOURCES FUND**
  Class A...............................................        1.00%              0.25%            0.95%              2.20%
  Class B...............................................        1.00%              1.00%(2)         0.95%              2.95%
  Class C...............................................        1.00%              1.00%(2)         0.95%              2.95%
IVY CANADA FUND
  Class A...............................................        0.85%              0.40%            1.54%              2.79%
  Class B...............................................        0.85%              1.00%(2)         1.45%              3.30%
  Class C(1)............................................        0.85%              1.00%(2)         1.30%              3.15%
IVY CHINA REGION FUND
  Class A...............................................        0.72%              0.25%            1.23%              2.20%
  Class B...............................................        0.72%              1.00%(2)         1.23%              2.95%
  Class C(1)............................................        0.72%              1.00%(2)         0.99%              2.71%
IVY GLOBAL FUND
  Class A...............................................        1.00%              0.25%            0.93%              2.18%
  Class B...............................................        1.00%              1.00%(2)         0.94%              2.94%
  Class C(1)............................................        1.00%              1.00%(2)         1.77%              3.77%
IVY GLOBAL SCIENCE & TECHNOLOGY FUND****
  Class A...............................................        0.29%              0.25%            1.65%              2.19%
  Class B...............................................        0.29%              1.00%(2)         1.70%              2.99%
  Class C...............................................        0.29%              1.00%(2)         1.66%              2.95%
  Class I...............................................        0.29%              0.00%            1.56%(3)           1.85%
IVY INTERNATIONAL FUND II***
  Class A...............................................        1.00%              0.25%            0.50%              1.75%
  Class B...............................................        1.00%              1.00%(2)         0.50%              2.50%
  Class C...............................................        1.00%              1.00%(2)         0.50%              2.50%
  Class I...............................................        1.00%              0.00%            0.41%              1.41%
IVY INTERNATIONAL FUND
  Class A...............................................        1.00%              0.25%            0.40%              1.65%
  Class B...............................................        1.00%              1.00%(2)         0.45%              2.45%
  Class C(1)............................................        1.00%              1.00%(2)         0.44%              2.44%
  Class I...............................................        1.00%              0.00%            0.25%(3)           1.25%
IVY INTERNATIONAL SMALL COMPANIES FUND**
  Class A...............................................        1.00%              0.25%            0.95%              2.20%
  Class B...............................................        1.00%              1.00%(2)         0.95%              2.95%
  Class C...............................................        1.00%              1.00%(2)         0.95%              2.95%
  Class I...............................................        1.00%              0.00%            0.86%(3)           1.86%
IVY LATIN AMERICA STRATEGY FUND
  Class A...............................................        0.00%              0.25%            2.30%              2.55%
  Class B...............................................        0.00%              1.00%(2)         2.33%              3.33%
  Class C(1)............................................        0.00%              1.00%(2)         2.46%              3.46%
IVY NEW CENTURY FUND
  Class A...............................................        0.38%              0.25%            1.82%              2.45%
  Class B...............................................        0.38%              1.00%(2)         1.82%              3.20%
  Class C(1)............................................        0.38%              1.00%(2)         1.78%              3.16%
IVY PAN-EUROPE FUND***
  Class A...............................................        1.00%              0.25%            0.95%              2.20%
  Class B...............................................        1.00%              1.00%(2)         0.95%              2.95%
  Class C...............................................        1.00%              1.00%(2)         0.95%              2.95%

---------------

  *      Ivy Management, Inc. ("IMI") currently limits Total Fund
         Operating Expenses (excluding Rule 12b-1 fees and certain other items) for all Funds except Ivy Canada Fund and Ivy
         International Fund to an annual rate of 1.95% (1.50%, in the case of Ivy International Fund II) of each Fund's average net assets. Without expense reimbursements (and fees paid indirectly, if applicable) Management Fees would have been 1.00% and Total Fund Operating Expenses (excluding Rule
         12b-1 fees and certain other items) would have increased
         0.28% for each class of Ivy China Region Fund; 0.71% for each class of Ivy Global Science & Technology Fund; 2.34%
         for each class of Ivy Latin America Strategy Fund and 0.37% for each class of Ivy New Century Fund.
 ** These funds commenced operation on January 1, 1997. Expense information is based on estimated amounts for the current fiscal year.
 *** These funds commenced operation on May 13, 1997. Expense information is based on estimated amounts for the current fiscal year.
****     Expense information is based on annualized amounts from July
         22, 1996 (commencement of operations) to December 31, 1996.
(1) Expense information for Class C shares is based on annualized amounts from April 30, 1996 (commencement of operations) to December 31, 1996.
(2) Long-term investors may, as a result of the Fund's 12b-1 fees, pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of Fair
         Practice of the National Association of Securities Dealers,
         Inc. ("NASD").
(3) "Other Expenses" of Class I shares are lower than such expenses for Class A, Class B and Class C shares. See "Fund
         Administration and Accounting" in this Prospectus and "Transfer Agent" in the SAI.

                                    EXAMPLES

    The following tables list the expenses that an investor would pay on a $1,000 investment, assuming (1) 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" (above) remain the same each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                   IVY ASIA PACIFIC FUND+                     1 Year    3 Years
             IVY GLOBAL NATURAL RESOURCES FUND+               ------    -------
Class A Shares*.............................................   $79       $122
Class B Shares..............................................   $80(1)    $121(2)
Class B Shares (no redemption)..............................   $30       $ 91
Class C Shares..............................................   $40(5)    $ 91
Class C Shares (no redemption)..............................   $30       $ 91

                                                              1 Year    3 Years    5 Years    10 Years
                      IVY CANADA FUND                         ------    -------    -------    --------
Class A Shares*.............................................   $84       $139       $196        $351
Class B Shares..............................................   $83(1)    $132(2)    $192(3)     $348(4)
Class B Shares (no redemption)..............................   $33       $102       $172        $348(4)
Class C Shares..............................................   $42(5)    $ 97       $165        $346
Class C Shares (no redemption)..............................   $32       $ 97       $165        $346

                                                              1 Year    3 Years    5 Years    10 Years
                   IVY CHINA REGION FUND                      ------    -------    -------    --------
Class A Shares*.............................................   $79       $122       $169        $296
Class B Shares..............................................   $80(1)    $121(2)    $175(3)     $309(4)
Class B Shares (no redemption)..............................   $30       $ 91       $155        $309(4)
Class C Shares..............................................   $37(5)    $ 84       $143        $304
Class C Shares (no redemption)..............................   $27       $ 84       $143        $304

                                                              1 Year    3 Years    5 Years    10 Years
                      IVY GLOBAL FUND                         ------    -------    -------    --------
Class A Shares*.............................................   $78       $122       $168        $294
Class B Shares..............................................   $80(1)    $121(2)    $175(3)     $308(4)
Class B Shares (no redemption)..............................   $30       $ 91       $155        $308(4)
Class C Shares..............................................   $48(5)    $115       $194        $401
Class C Shares (no redemption)..............................   $38       $115       $194        $401

                                                              1 Year    3 Years
            IVY GLOBAL SCIENCE & TECHNOLOGY FUND              ------    -------
Class A Shares*.............................................   $78       $122
Class B Shares..............................................   $80(1)    $122(2)
Class B Shares (no redemption)..............................   $30       $ 92
Class C Shares..............................................   $40(5)    $ 91
Class C Shares (no redemption)..............................   $30       $ 91
Class I Shares**............................................   $19       $ 58

                                                              1 Year    3 Years
                 IVY INTERNATIONAL FUND II+                   ------    -------
Class A Shares*.............................................   $74       $109
Class B Shares..............................................   $75(1)    $108(2)
Class B Shares (no redemption)..............................   $25       $ 78
Class C Shares..............................................   $35(3)    $ 78
Class C Shares (no redemption)..............................   $25       $ 78
Class I Shares**............................................   $14       $ 45

                                                              1 Year    3 Years    5 Years    10 Years
                   IVY INTERNATIONAL FUND                     ------    -------    -------    --------
Class A Shares*.............................................   $73       $107       $142        $242
Class B Shares..............................................   $75(1)    $106(2)    $151(3)     $259(4)
Class B Shares (no redemption)..............................   $25       $ 76       $131        $259(4)
Class C Shares..............................................   $35(5)    $ 76       $130        $278
Class C Shares (no redemption)..............................   $25       $ 76       $130        $278
Class I Shares**............................................   $13       $ 40       $ 69        $151

                                                              1 Year    3 Years
          IVY INTERNATIONAL SMALL COMPANIES FUND+             ------    -------
Class A Shares*.............................................   $79       $122
Class B Shares..............................................   $80(1)    $121(2)
Class B Shares (no redemption)..............................   $30       $ 91
Class C Shares..............................................   $40(5)    $ 91
Class C Shares (no redemption)..............................   $30       $ 91
Class I Shares**............................................   $19       $ 58

                                                              1 Year    3 Years    5 Years    10 Years
              IVY LATIN AMERICA STRATEGY FUND                 ------    -------    -------    --------
Class A Shares*.............................................   $82       $132       $185        $329
Class B Shares..............................................   $84(1)    $132(2)    $194(3)     $345(4)
Class B Shares (no redemption)..............................   $34       $102       $174        $345(4)
Class C Shares..............................................   $45(5)    $106       $180        $374
Class C Shares (no redemption)..............................   $35       $106       $180        $374

                                                              1 Year    3 Years    5 Years    10 Years
                    IVY NEW CENTURY FUND                      ------    -------    -------    --------
Class A Shares*.............................................   $81       $129       $181        $320
Class B Shares..............................................   $82(1)    $129(2)    $187(3)     $333(4)
Class B Shares (no redemption)..............................   $32       $ 99       $167        $333(4)
Class C Shares..............................................   $42(5)    $ 97       $165        $347
Class C Shares (no redemption)..............................   $32       $ 97       $165        $347

                                                              1 Year    3 Years
                    IVY PAN-EUROPE FUND+                      ------    -------
Class A Shares*.............................................   $79       $122
Class B Shares..............................................   $80(1)    $121(2)
Class B Shares (no redemption)..............................   $30       $ 91
Class C Shares..............................................   $40(3)    $ 91
Class C Shares (no redemption)..............................   $30       $ 91

---------------

 * Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a CDSC at the time of redemption.
 ** Class I Shares are not subject to an initial sales charge at the time of purchase, nor are they subject to the deduction of a CDSC at the time of redemption.
 + Expense information is based on estimated amounts for the current fiscal year.
(1)      Assumes deduction of a 5% CDSC at the time of redemption.
(2)      Assumes deduction of a 3% CDSC at the time of redemption.
(3)      Assumes deduction of a 2% CDSC at the time of redemption.
(4) Assumes conversion to Class A shares at the end of the eighth year, and therefore reflects Class A expenses for years nine and ten.
(5)      Assumes deduction of a 1% CDSC at the time of redemption.

    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly. The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of this Prospectus: "Organization and Management of the Funds," "Initial Sales Charge Alternative -- Class A Shares," and "Contingent Deferred Sales Charge Alternative -- Class B and Class C Shares," and "Investment Advisory and Other Services" in the SAI.

THE FUNDS' FINANCIAL HIGHLIGHTS

    Unless otherwise noted, the tables that follow are for fiscal periods ending December 31 of each year. The accounting firm of Coopers & Lybrand L.L.P. has audited Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund since their inception, and Ivy International Fund since fiscal year ended December 31, 1992. Their report is included in these Funds' Annual Reports, which are incorporated by reference into the SAI. The information for Ivy International Fund for fiscal periods prior to December 31, 1992 was audited by other independent accountants. The Annual Reports for these seven Funds contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-777-6472. Annual Reports are not yet available for Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund or Ivy International Small Companies Fund, which commenced operations on January 1, 1997; or Ivy International Fund II or Ivy Pan-Europe Fund, which commenced operations May 13, 1997.

    Expense and income ratios have been annualized for periods of less than one year. Beginning December 31, 1996, portfolio turnover rates have not been annualized for periods of less than one year. Total returns do not reflect sales charges, and are not annualized for periods of less than one year (unless otherwise noted). In addition, for fiscal years beginning on or after September 1, 1995, registered investment companies are required to disclose average commission rates per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

IVY ASIA PACIFIC FUND(C)


                                                  CLASS A           CLASS B          CLASS C
                                                  --------          -------          -------
                                                  1997(A)           1997(A)          1997(A)
   SELECTED PER SHARE DATA                        --------          -------          -------
   Net asset value, beginning of period.........  $ 10.00           $10.00           $10.00
                                                  -------           -------          ------
    Income from investment operations
      Net investment income(b)..................      .02              .01              .01
      Net realized and unrealized gain on
       investments..............................     (.26)            (.25)            (.25)
                                                  -------           -------          ------
         Total from investment operations.......     (.24)            (.24)            (.24)
                                                  -------           -------          ------
   Net asset value, end of period...............  $  9.76           $ 9.76           $ 9.76
                                                  =======           =======          ======
   Total return(%)..............................    (2.40)           (2.40)           (2.40)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $   238           $  121           $  251
   Ratio of expenses to average net assets
    With expense reimbursement(%)(d)............     0.00             0.00             0.00
    Without expense reimbursement(%)............    14.52            15.33            15.06
   Ratio of net investment income to average net
    assets(%)(b)................................     2.57             1.75             2.02
   Portfolio turnover rate(%)...................        0                0                0
   Average commission rate......................  $ .0092           $.0092           $.0092


---------------

(a) From January 1, 1997 (commencement of operations) to March 31, 1997.
(b) Net investment income is net of expenses reimbursed by IMI.>
(c) Unaudited.
(d) The ratio represents full reimbursement of Fund expenses.

IVY CANADA FUND

                                                                                   CLASS A
                                                  --------------------------------------------------------------------------
                                                    1996       1995      1994(A)    1994(B)    1993(B)    1992(B)    1991(C)
   SELECTED PER SHARE DATA                        --------    -------    -------    -------    -------    -------    -------
   Net asset value, beginning of period.........  $  9.21     $  8.90    $ 9.85     $10.04     $ 7.43     $ 8.89     $ 8.55
                                                  -------     -------    -------    -------    -------    -------    -------
    Income (loss) from investment operations
      Net investment income (loss)..............     (.21)       (.19)(g)   (.11)     (.11)      (.01)      (.12)      (.03)
      Net realized and unrealized gain (loss) on
       investment transactions..................     2.29         .75      (.81)       .24       3.35      (1.34)       .41
                                                  -------     -------    -------    -------    -------    -------    -------
         Total from investment operations.......     2.08         .56      (.92)       .13       3.34      (1.46)       .38
                                                  -------     -------    -------    -------    -------    -------    -------
    Less distributions
      From net investment income................       --          --        --         --         --         --         --
      From net realized gain....................     1.65         .25        --        .31        .73         --        .04
      In excess of net realized gain............       --          --        --         --         --         --         --
      From capital paid-in......................       --          --       .03        .01         --         --         --
                                                  -------     -------    -------    -------    -------    -------    -------
         Total distributions....................     1.65         .25       .03        .32        .73         --        .04
                                                  -------     -------    -------    -------    -------    -------    -------
   Net asset value, end of period...............  $  9.64     $  9.21    $ 8.90     $ 9.85     $10.04     $ 7.43     $ 8.89
                                                  =======     =======    =======    =======    =======    =======    =======
   Total return(%)..............................    23.86        6.37     (9.38)      1.05      47.10     (16.42)      6.59(i)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $15,249     $19,353    $23,296    $34,549    $30,971    $11,280    $14,369
   Ratio of expenses to average net assets
    With expense reimbursement(%)...............       --        2.90        --         --         --         --         --
    Without expense reimbursement(%)............     2.79        3.23      2.44       2.05       2.63       2.70       2.78
   Ratio of net investment income (loss) to
    average net assets(%).......................    (1.78)      (2.13)(g)  (1.85)    (1.09)     (1.41)     (1.39)      (.52)
   Portfolio turnover rate(%)...................       56          21        36         62         32          2          4
   Average commission rate......................  $ .0134         N/A       N/A        N/A        N/A        N/A        N/A

                                                              CLASS A
                                                  -------------------------------
                                                  1990(D)    1989(D)      1988(E)
   SELECTED PER SHARE DATA                        -------    -------      -------
   Net asset value, beginning of period.........  $10.53     $10.15       $ 9.50
                                                  -------    -------      ------
    Income (loss) from investment operations
      Net investment income (loss)..............     .02        .15(g)       .17(g)
      Net realized and unrealized gain (loss) on
       investment transactions..................   (1.98)       .50          .57
                                                  -------    -------      ------
         Total from investment operations.......   (1.96)       .65          .74
                                                  -------    -------      ------
    Less distributions
      From net investment income................     .02        .24          .07
      From net realized gain....................      --        .03          .02
      In excess of net realized gain............      --         --           --
      From capital paid-in......................      --         --           --
                                                  -------    -------      ------
         Total distributions....................     .02        .27          .09
                                                  -------    -------      ------
   Net asset value, end of period...............  $ 8.55     $10.53       $10.15
                                                  =======    =======      ======
   Total return(%)..............................  (18.69)      6.41         8.15
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $14,268    $16,807      $5,360
   Ratio of expenses to average net assets
    With expense reimbursement(%)...............      --       2.36         1.91
    Without expense reimbursement(%)............    2.89       3.14         5.05
   Ratio of net investment income (loss) to
    average net assets(%).......................     .16       1.57(g)      1.86(g)
   Portfolio turnover rate(%)...................       0          2            3
   Average commission rate......................     N/A        N/A          N/A

                                                                                                    CLASS B
                                                                                               ------------------
                                                                                                1996       1995
   SELECTED PER SHARE DATA                                                                     -------    -------
   Net asset value, beginning of period....................................................    $ 9.21     $ 8.90
                                                                                               -------    ------
    Income (loss) from investment operations
      Net investment loss..................................................................      (.17)      (.20)(g)
      Net realized and unrealized gain (loss) on investment transactions...................      2.19        .71
                                                                                               -------    ------
         Total from investment operations..................................................      2.02        .51
                                                                                               -------    ------
    Less distributions
      From net realized gain...............................................................      1.64        .20
      In excess of net realized gain.......................................................        --         --
                                                                                               -------    ------
         Total distributions...............................................................      1.64        .20
                                                                                               -------    ------
   Net asset value, end of period..........................................................    $ 9.59     $ 9.21
                                                                                               =======    ======
   Total return(%).........................................................................     23.26       5.74
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)................................................    $2,040     $1,142
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........................................................        --       3.50
    Without expense reimbursement(%).......................................................      3.30       3.83
   Ratio of net investment loss to average net assets(%)...................................     (2.30)     (2.73)(g)
   Portfolio turnover rate(%)..............................................................        56         21
   Average commission rate.................................................................    $.0134        N/A

                                                         CLASS B                         CLASS C
                                                  ----------------------                 -------
                                                  1994(A)        1994(F)                 1996(H)
   SELECTED PER SHARE DATA                        -------        -------                 -------
   Net asset value, beginning of period.........  $ 9.85         $10.16                  $10.67
                                                  ------         ------                  ------
    Income (loss) from investment operations
      Net investment loss.......................    (.09)          (.02)                   (.14)
      Net realized and unrealized gain (loss) on    (.86)          (.29)                    .72
                                                  ------         ------                  ------
         Total from investment operations.......    (.95)          (.31)                    .58
                                                  ------         ------                  ------
    Less distributions
      From net realized gain....................      --             --                    1.63
      In excess of net realized gain............      --             --                      --
                                                  ------         ------                  ------
         Total distributions....................      --             --                    1.63
                                                  ------         ------                  ------
   Net asset value, end of period...............  $ 8.90         $ 9.85                  $ 9.62
                                                  ======         ======                  ======
   Total return(%)..............................   (9.64)         (3.05)                   6.51
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $  741         $  227                  $  173
   Ratio of expenses to average net assets
    With expense reimbursement(%)...............      --             --                      --
    Without expense reimbursement(%)............    3.03           2.68                    3.15
   Ratio of net investment loss to average net a   (2.44)         (1.72)                  (2.15)
   Portfolio turnover rate(%)...................      36             62                      56
   Average commission rate......................     N/A            N/A                  $.0134

---------------

(a) For the six months ended December 31, 1994.
(b) For the year ended June 30.
(c) For the eight months ended June 30, 1991.
(d) For the year ended October 31.
(e) From November 18, 1987 (commencement of operations) to October 31, 1988.
(f) From April 1, 1994 (commencement) to June 30, 1994.
(g) Net investment income (loss) is net of expenses reimbursed by IMI.
(h) From April 30, 1996 (commencement) to December 31, 1996.
(i) Annualized.

IVY CHINA REGION FUND

                                                                        CLASS A
                                                  ----------------------------------------------------
                                                    1996           1995          1994         1993(A)
   SELECTED PER SHARE DATA                        ---------      --------      --------      ---------
   Net asset value, beginning of period.........   $  8.58       $  8.61       $ 11.55        $10.00
                                                   -------       -------       -------        ------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........       .03           .14           .05          (.01)
      Net realized and unrealized gain (loss) on
       investment transactions..................      1.74          (.01)        (2.91)         1.57
                                                   -------       -------       -------        ------
         Total from investment operations.......      1.77           .13         (2.86)         1.56
                                                   -------       -------       -------        ------
    Less distributions
      From net investment income................       .03           .14           .05            --
      In excess of net investment income........       .02            --           .03            --
      In excess of net realized gain............        --           .02            --            --
      From capital paid-in......................        --            --            --           .01
                                                   -------       -------       -------        ------
         Total distributions....................       .05           .16           .08           .01
                                                   -------       -------       -------        ------
   Net asset value, end of period...............   $ 10.30       $  8.58       $  8.61        $11.55
                                                   =======       =======       =======        ======
   Total return(%)..............................     20.50          1.59        (24.88)        15.65
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....   $15,290       $12,855       $13,180        $8,371
   Ratio of expenses to average net assets
    With expense reimbursement and fees paid
      indirectly(%)(d)..........................      2.20          2.20          2.20          1.98
    Without expense reimbursement and fees paid
      indirectly(%)(d)..........................      2.48          2.73          2.76          2.45
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................       .32          1.61           .55          (.91)
   Portfolio turnover rate(%)...................        22            25             4             0
   Average commission rate......................   $ .0050           N/A           N/A           N/A

                                                                      CLASS B                                         CLASS C
                                                  -----------------------------------------------                    ---------
                                                    1996          1995        1994       1993(A)                      1996(B)
   SELECTED PER SHARE DATA                        ---------      ------      ------      --------                    ---------
   Net asset value, beginning of period.........   $ 8.58        $ 8.61      $11.55       $10.00                      $ 9.44
                                                   ------        ------      ------       ------                      ------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........     (.04)          .08        (.02)        (.02)                         --
      Net realized and unrealized gain (loss) on
       investment transactions..................     1.74          (.02)      (2.92)        1.57                         .89
                                                   ------        ------      ------       ------                      ------
         Total from investment operations.......     1.70           .06       (2.94)        1.55                         .89
                                                   ------        ------      ------       ------                      ------
    Less distributions
      From net investment income................       --           .08          --           --                          --
      In excess of net investment income........       --            --          --           --                         .09
      In excess of net realized gain............       --           .01          --           --                          --
                                                   ------        ------      ------       ------                      ------
         Total distributions....................       --           .09          --           --                         .09
                                                   ------        ------      ------       ------                      ------
   Net asset value, end of period...............   $10.28        $ 8.58      $ 8.61       $11.55                      $10.24
                                                   ======        ======      ======       ======                      ======
   Total return(%)..............................    19.67           .83      (25.45)       15.50                        9.39
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....   $8,995        $6,905      $7,336       $3,565                      $  449
   Ratio of expenses to average net assets
    With expense reimbursement and fees paid
      indirectly(%)(d)..........................     2.95          2.95        2.95         2.74                        2.71
    Without expense reimbursement and fees paid
      indirectly(%)(d)..........................     3.23          3.48        3.51         3.20                        2.99
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................     (.43)          .86        (.20)       (1.66)                       (.19)
   Portfolio turnover rate(%)...................       22            25           4            0                          22
   Average commission rate......................   $.0050           N/A         N/A          N/A                      $.0050

---------------

(a) From October 23, 1993 (commencement of operations) to December 31, 1993.
(b) From April 30, 1996 (commencement) to December 31, 1996.
(c) Net investment income (loss) is net of expenses reimbursed by IMI.
(d) Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.

IVY GLOBAL FUND(G)

                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                             1996        1995      1994(A)     1994(B)       1993(B)       1992(B)       1991(C)
          SELECTED PER SHARE DATA          ---------    -------    --------    --------      --------      --------      --------
   Net asset value, beginning of
    period...............................   $ 11.97     $ 11.23    $ 11.52     $ 10.62       $ 10.55       $  9.40       $ 10.00
                                            -------     -------    -------     -------       -------       -------       -------
    Income (loss) from investment
      operations
      Net investment income(f)...........       .08         .09         --          --           .03           .06           .02
      Net realized and unrealized gain
       (loss) on investments.............      1.86        1.25       (.10)       1.79           .44          1.79          (.61)
                                            -------     -------    -------     -------       -------       -------       -------
         Total from investment
          operations.....................      1.94        1.34       (.10)       1.79           .47          1.85          (.59)
                                            -------     -------    -------     -------       -------       -------       -------
    Less distributions
      From net investment income.........       .08         .04         --         .01           .03           .06           .01
      In excess of net investment
       income............................       .18          --         --          --            --            --            --
      From net realized gain.............       .48         .49        .09         .88           .37           .62            --
      In excess of net realized gain.....        --         .07         --          --            --            --            --
      From capital paid-in...............        --          --        .10          --            --           .02            --
                                            -------     -------    -------     -------       -------       -------       -------
         Total distributions.............       .74         .60        .19         .89           .40           .70           .01
                                            -------     -------    -------     -------       -------       -------       -------
   Net asset value, end of period........   $ 13.17     $ 11.97    $ 11.23     $ 11.52       $ 10.62       $ 10.55       $  9.40
                                            =======     =======    =======     =======       =======       =======       =======
   Total return(%).......................     16.21       12.08      (1.00)      16.71          4.54         19.91        (24.65)(h)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)...........................   $24,152     $21,264    $19,327     $17,393       $12,391       $ 8,780       $ 1,667
   Ratio of expenses to average net
    assets
    With expense reimbursement(%)........        --        2.20       2.20        2.20          1.95          2.02          2.50
    Without expense reimbursement(%).....      2.18        2.46       2.34        2.42          2.76          2.97         11.70
   Ratio of net investment income (loss)
    to average net assets(%)(f)..........       .58         .71       (.06)        .01           .38           .82           .81
   Portfolio turnover rate(%)............        43          53         23          85            67            59            24
   Average commission rate...............   $ .0181         N/A        N/A         N/A           N/A           N/A           N/A

                                                                          CLASS B                                        CLASS C
                                                       ----------------------------------------------                    --------
                                                         1996        1995      1994(A)       1994(D)                     1996(E)
           SELECTED PER SHARE DATA                     --------    --------    --------      --------                    --------
   Net asset value, beginning of period............     $11.97      $11.23      $11.52        $12.12                     $ 13.31
                                                        ------      ------      ------        ------                     -------
    Income (loss) from investment operations
      Net investment income (loss)(f)..............       (.02)         --        (.03)         (.01)                       (.01)
      Net realized and unrealized gain (loss) on
       investments.................................       1.85        1.25        (.12)         (.04)                        .42
                                                        ------      ------      ------        ------                     -------
         Total from investment operations..........       1.83        1.25        (.15)         (.05)                        .41
                                                        ------      ------      ------        ------                     -------
    Less distributions
      In excess of net investment income...........        .20          --          --            --                         .30
      From net realized gain.......................        .48         .45         .08           .55                         .48
      In excess of net realized gain...............         --         .06          --            --                          --
      From capital paid-in.........................         --          --         .06            --                          --
                                                        ------      ------      ------        ------                     -------
         Total distributions.......................        .68         .51         .14           .55                         .78
                                                        ------      ------      ------        ------                     -------
   Net asset value, end of period..................     $13.12      $11.97      $11.23        $11.52                     $ 12.94
                                                        ======      ======      ======        ======                     =======
   Total return(%).................................      15.30       11.25       (1.37)         (.38)                       3.07
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)........     $8,968      $4,811      $2,956        $  376                     $    71
   Ratio of expenses to average net assets
    With expense reimbursement(%)..................         --        2.95        2.95          2.95                          --
    Without expense reimbursement(%)...............       2.94        3.21        3.09          3.17                        3.77
   Ratio of net investment loss to average net
    assets(%)(f)...................................       (.17)       (.04)       (.81)         (.74)                      (1.01)
   Portfolio turnover rate(%)......................         43          53          23            85                          43
   Average commission rate.........................     $.0181         N/A         N/A           N/A                     $ .0181

---------------

(a) For the six months ended December 31, 1994.
(b) For the year ended June 30.
(c) From April 18, 1991 (commencement of operations) to June 30, 1991.
(d) From April 1, 1994 (commencement) to June 30, 1994.
(e) From April 30, 1996 (commencement) to December 31, 1996.
(f) Net investment income (loss) is net of expenses reimbursed by IMI.
(g) Since February 1, 1995, Ivy Global Fund's adviser has been IMI. Prior to February 1, 1995, Ivy Global Fund's adviser was Mackenzie Investment Management, Inc. ("MIMI").
(h) Annualized

IVY GLOBAL NATURAL RESOURCES FUND(C)


                                             CLASS A          CLASS B          CLASS C
                                             -------          -------          -------
                                             1997(A)          1997(A)          1997(A)
           SELECTED PER SHARE DATA           -------          -------          -------
   Net asset value, beginning of period....  $10.00           $10.00           $10.00
    Income from investment operations
      Net investment income (loss)(b)......      --               --               --
      Net realized and unrealized gain on
       investments.........................     .89              .88              .88
                                             ------           ------           ------
         Total from investment
         operations........................     .89              .88              .88
                                             ------           ------           ------
   Net asset value, end of period..........  $10.89           $10.88           $10.88
                                             ======           ======           ======
   Total return(%).........................    8.90             8.80             8.80
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $3,271           $1,718           $   89
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........    1.16             1.89             2.02
    Without expense reimbursement(%).......    2.90             3.63             3.76
   Ratio of net investment income (loss) to
    average net assets(%)(b)...............     .19             (.54)             .67
   Portfolio turnover rate(%)..............      31               31               31
   Average commission rate.................  $.0164           $.0164           $.0164


---------------

(a) From January 1, 1997 (commencement of operations) to March 31, 1997.
(b) Net investment income (loss) is net of expenses reimbursed by IMI.
(c) Unaudited.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

                                             CLASS A          CLASS B          CLASS C
                                             -------          -------          -------
                                             1996(A)          1996(A)          1996(A)
           SELECTED PER SHARE DATA           -------          -------          -------
   Net asset value, beginning of period....  $10.00           $10.00           $10.00
    Income from investment operations
      Net investment loss(b)...............    (.06)            (.06)            (.05)
      Net realized and unrealized gain on
       investments.........................    6.49             6.52             6.53
                                             ------           ------           ------
         Total from investment
         operations........................    6.43             6.46             6.48
                                             ------           ------           ------
    Less distributions
      From net realized gain...............     .03              .02              .02
                                             ------           ------           ------
         Total distributions...............     .03              .02              .02
                                             ------           ------           ------
   Net asset value, end of period..........  $16.40           $16.44           $16.46
                                             ======           ======           ======
   Total return(%).........................   64.34            64.59            64.84
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $8,324           $3,425           $2,106
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........    2.19             2.99             2.95
    Without expense reimbursement(%).......    2.90             3.70             3.66
   Ratio of net investment loss to average
    net assets(%)(b).......................   (2.18)           (2.98)           (2.94)
   Portfolio turnover rate(%)..............      23               23               23
   Average commission rate.................  $.0600           $.0600           $.0600

---------------

(a) From July 22, 1996 (commencement of operations) to December 31, 1996.
(b) Net investment loss is net of expenses reimbursed by IMI.

IVY INTERNATIONAL SMALL COMPANIES FUND(C)


                                             CLASS A          CLASS B          CLASS C
                                             -------          -------          -------
                                             1997(A)          1997(A)          1997(A)
   SELECTED PER SHARE DATA                   -------          -------          -------
   Net asset value, beginning of period....  $10.00           $10.00           $10.00
                                             ------           ------           ------
    Income from investment operations
      Net investment loss(b)...............      --               --               --
      Net realized and unrealized gain on
       investments.........................     .09              .07              .07
                                             ------           ------           ------
         Total from investment
         operations........................     .09              .07              .07
                                             ------           ------           ------
   Net asset value, end of period..........  $10.09           $10.07           $10.07
                                             ======           ======           ======
   Total return(%).........................     .90              .70              .70
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $  621           $  458           $1,073
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........    1.30             2.03             1.93
    Without expense reimbursement(%).......    5.37             6.10             6.00
   Ratio of net investment loss to average
    net assets(%)(b).......................    (.17)            (.91)            (.80)
   Portfolio turnover rate(%)..............       0                0                0
   Average commission rate.................  $.0019           $.0019           $.0019


---------------
(a) From January 1, 1997 (commencement of operations) to March 31, 1997.
(b) Net investment loss is net of expenses reimbursed by IMI.
(c) Unaudited.

IVY INTERNATIONAL FUND+

                                                                                 CLASS A
                                             --------------------------------------------------------------------------------
                                               1996        1995        1994        1993        1992         1991       1990
   SELECTED PER SHARE DATA                   --------    --------    --------    --------    --------      -------    -------
   Net asset value, beginning of period....  $ 30.67     $  27.60    $  27.71    $  18.88    $  19.37      $ 16.98    $ 20.31
                                             --------    --------    --------    --------    --------      -------    -------
    Income (loss) from investment
      operations
      Net investment income................      .20          .25         .07         .12         .27(d)       .26        .50
      Net realized and unrealized gain
       (loss) on investment transactions...     5.85         3.22        1.01        9.01        (.26)        2.61      (3.13)
                                             --------    --------    --------    --------    --------      -------    -------
         Total from investment
          operations.......................     6.05         3.47        1.08        9.13         .01         2.87      (2.63)
                                             --------    --------    --------    --------    --------      -------    -------
    Less distributions
      From net investment income...........      .19          .25         .07         .08         .27          .26        .51
      From net realized gain...............      .64          .12        1.11         .22         .23          .22        .19
      In excess of net realized gain.......       --           03          --          --          --           --         --
      From capital paid-in.................       --           --         .01          --          --           --         --
                                             --------    --------    --------    --------    --------      -------    -------
         Total distributions...............      .83          .40        1.19         .30         .50          .48        .70
                                             --------    --------    --------    --------    --------      -------    -------
   Net asset value, end of period..........  $ 35.89     $  30.67    $  27.60    $  27.71    $  18.88      $ 19.37    $ 16.98
                                             ========    ========    ========    ========    ========      =======    =======
   Total return(%).........................    19.72        12.65        3.92       48.37         .07        16.93     (12.97)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $989,254    $475,989    $229,586    $172,539    $109,637      $97,486    $64,651
   Ratio of expenses to average net
    assets(%)..............................     1.65         1.52        1.58        1.61        1.71(e)      1.64       1.66
   Ratio of net investment income to
    average net assets(%)..................      .76          .97         .30         .56        1.36(d)      1.50       2.50
   Portfolio turnover rate(%)..............       14            6           7          19          20           27         29
   Average commission rate.................  $ .0092          N/A         N/A         N/A         N/A          N/A        N/A

                                                        CLASS A
                                             -----------------------------
                                              1989       1988       1987
   SELECTED PER SHARE DATA                   -------    -------    -------
   Net asset value, beginning of period....  $ 16.62    $ 12.90    $ 12.40
                                             -------    -------    -------
    Income (loss) from investment
      operations
      Net investment income................      .27        .12        .04
      Net realized and unrealized gain
       (loss) on investment transactions...     4.43       3.71       2.38
                                             -------    -------    -------
         Total from investment
          operations.......................     4.70       3.83       2.42
                                             -------    -------    -------
    Less distributions
      From net investment income...........      .17        .11        .05
      From net realized gain...............      .84         --       1.87
      In excess of net realized gain.......       --         --         --
      From capital paid-in.................       --         --         --
                                             -------    -------    -------
         Total distributions...............     1.01        .11       1.92
                                             -------    -------    -------
   Net asset value, end of period..........  $ 20.31    $ 16.62    $ 12.90
                                             =======    =======    =======
   Total return(%).........................    28.26      29.72      19.51
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $58,469    $23,637    $21,146
   Ratio of expenses to average net
    assets(%)..............................     1.80       1.93       1.88
   Ratio of net investment income to
    average net assets(%)..................     1.20        .80        .40
   Portfolio turnover rate(%)..............       23         45         47
   Average commission rate.................      N/A        N/A        N/A

                                                                          CLASS B                           CLASS C
                                                         -----------------------------------------          --------
                                                           1996       1995       1994      1993(A)          1996(C)
   SELECTED PER SHARE DATA                               --------    -------    -------    -------          --------
   Net asset value, beginning of period..............    $  30.67    $ 27.60    $27.71     $25.86           $ 32.68
                                                         --------    -------    -------    ------           -------
    Income (loss) from investment operations
      Net investment income (loss)...................        (.01)       .01      (.10)      (.01)               --
      Net realized and unrealized gain (loss) on
       investment transactions.......................        5.76       3.20       .91       2.12              3.74
                                                         --------    -------    -------    ------           -------
         Total from investment operations............        5.75       3.21       .81       2.11              3.74
                                                         --------    -------    -------    ------           -------
    Less distributions
      From net investment income.....................          --        .01        --        .04                --
      In excess of net investment income.............         .05         --        --         --               .20
      From net realized gain.........................         .64        .10       .90        .22               .64
      In excess of net realized gain.................          --        .03        --         --                --
      From capital paid-in...........................          --         --       .02         --                --
                                                         --------    -------    -------    ------           -------
         Total distributions.........................         .69        .14       .92        .26               .84
                                                         --------    -------    -------    ------           -------
   Net asset value, end of period....................    $  35.73    $ 30.67    $27.60     $27.71           $ 35.58
                                                         ========    =======    =======    ======           =======
   Total return(%)...................................       18.76      11.62      2.96       7.65             11.45
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)..........    $312,161    $74,650    $30,143    $2,846           $44,450
   Ratio of expenses to average net assets(%)........        2.45       2.44      2.50       2.59              2.44
   Ratio of net investment income (loss) to average
    net assets(%)....................................        (.04)       .05      (.62)      (.42)             (.03)
   Portfolio turnover rate(%)........................          14          6         7         19                14
   Average commission rate...........................    $  .0092        N/A       N/A        N/A           $ .0092

                                                        CLASS I
                                             -----------------------------
                                              1996       1995      1994(B)
   SELECTED PER SHARE DATA                   -------    -------    -------
   Net asset value, beginning of period....  $30.67     $ 27.60    $ 29.06
                                             -------    -------    -------
    Income (loss) from investment operation
      Net investment income (loss).........     .27         .30        .03
      Net realized and unrealized gain (los
       investment transactions.............    5.88        3.22       (.49)
                                             -------    -------    -------
         Total from investment operations..    6.15        3.52       (.46)
                                             -------    -------    -------
    Less distributions
      From net investment income...........     .27         .30        .03
      In excess of net investment income...     .02          --         --
      From net realized gain...............     .64         .12        .92
      In excess of net realized gain.......      --         .03         --
      From capital paid-in.................      --          --        .05
                                             -------    -------    -------
         Total distributions...............     .93         .45       1.00
                                             -------    -------    -------
   Net asset value, end of period..........  $35.89     $ 30.67    $ 27.60
                                             =======    =======    =======
   Total return(%).........................   20.06       12.85      (1.64)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)  $53,344    $13,020    $ 4,921
   Ratio of expenses to average net assets(    1.25        1.35       1.41
   Ratio of net investment income (loss) to
    net assets(%)..........................    1.16        1.14        .47
   Portfolio turnover rate(%)..............      14           6          7
   Average commission rate.................  $.0092         N/A        N/A

---------------

 + Since April 1, 1993, Ivy International Fund's subadviser has been Northern Cross Investments Limited. In prior periods, Ivy International Fund had the following subadvisers: Boston Overseas Investors, Inc., from July 1, 1990 through March 31, 1993; and Marsh & Cunningham, from November 15, 1985 through June 30, 1990.
(a) From October 23, 1993 (commencement of operations) to December 31, 1993.
(b) From October 6, 1994 (commencement) to December 31, 1994.
(c) From April 30, 1996 (commencement) to December 31, 1996.
(d) Net investment income is net of expenses reimbursed by IMI.
(e) The ratio of expenses to average net assets is net of expenses reimbursed by IMI. If IMI had not reimbursed expenses during the year ended December 31, 1992, the ratio of expenses to average net assets would have been 1.80%.

IVY LATIN AMERICA STRATEGY FUND

                                                 CLASS A                                    CLASS B                       CLASS C
                                    ---------------------------------          ---------------------------------          -------
                                     1996         1995        1994(A)           1996         1995        1994(A)          1996(B)
       SELECTED PER SHARE DATA      -------      -------      -------          -------      -------      -------          -------
   Net asset value, beginning of
    period........................  $  6.88      $  8.37      $10.00           $  6.88      $  8.37      $10.00           $ 7.96
                                    -------      -------      -------          -------      -------      -------          ------
    Loss from investment
      operations
      Net investment income
       (loss)(c)..................      .01          .01          --              (.03)        (.02)       (.01)            (.02)
      Net realized and unrealized
       gain (loss) on investment
       transactions...............     1.66        (1.45)      (1.63)             1.63        (1.47)      (1.62)             .55
                                    -------      -------      -------          -------      -------      -------          ------
         Total from investment
          operations..............     1.67        (1.44)      (1.63)             1.60        (1.49)      (1.63)             .53
                                    -------      -------      -------          -------      -------      -------          ------
    Less distributions
      From net realized gain......      .04           --          --                --           --          --              .03
      From capital paid-in........       --          .05          --                --           --          --               --
                                    -------      -------      -------          -------      -------      -------          ------
         Total distributions......      .04          .05          --                --           --          --              .03
                                    -------      -------      -------          -------      -------      -------          ------
   Net asset value, end of
    period........................  $  8.51      $  6.88      $ 8.37           $  8.48      $  6.88      $ 8.37           $ 8.46
                                    =======      =======      =======          =======      =======      =======          ======
   Total return(%)................    24.22       (17.28)     (16.10)            23.26       (17.90)     (16.20)            6.66
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)....................  $ 4,016      $ 2,015      $  571           $ 2,025      $   684      $  122           $  111
   Ratio of expenses to average
    net assets
    With expense reimbursement and
      fees paid
      indirectly(%)(d)............     2.55         2.61        2.20              3.33         3.36        2.95             3.46
    Without expense reimbursement
      and fees paid
      indirectly(%)(d)............     4.89         9.26       16.22              5.67        10.01       16.97             5.80
   Ratio of net investment income
    (loss) to average net
    assets(%)(c)..................      .24          .22         .21              (.54)        (.53)       (.54)            (.68)
   Portfolio turnover rate(%).....       20           45          82                20           45          82               20
   Average commission rate........  $ .0002          N/A         N/A           $ .0002          N/A         N/A           $.0002

---------------

(a) From November 1, 1994 (commencement of operations) to December 31, 1994.
(b) From April 30, 1996 (commencement) to December 31, 1996.
(c) Net investment income (loss) is net of expenses reimbursed by IMI.
(d) Beginning in 1995, total expenses include any fees paid indirectly. The ratio of expenses to average net assets with expense reimbursement has been restated for 1995.

IVY NEW CENTURY FUND

                                                  CLASS A                                   CLASS B                       CLASS C
                                      --------------------------------          --------------------------------          -------
                                       1996         1995       1994(A)           1996        1995        1994(A)          1996(B)
        SELECTED PER SHARE DATA       -------      ------      -------          ------      -------      -------          -------
   Net asset value, beginning of
    period..........................  $  9.05      $ 8.64      $10.00           $ 9.05      $  8.64      $10.00           $ 9.89
                                      -------      ------      -------          ------      -------      -------          ------
    Income (loss) from investment
      operations
      Net investment income
       (loss)(c)....................     (.02)        .01          --             (.06)        (.02)         --             (.02)
      Net realized and unrealized
       gain (loss) on investment
       transactions.................     1.09         .54       (1.36)            1.05          .51       (1.36)             .19
                                      -------      ------      -------          ------      -------      -------          ------
         Total from investment
          operations................     1.07         .55       (1.36)             .99          .49       (1.36)             .17
                                      -------      ------      -------          ------      -------      -------          ------
    Less distributions
      From net investment income....       --         .01          --               --           --          --               --
      From net realized gain........       --         .10          --               --          .08          --               --
      In excess of net realized
       gain.........................       --         .03          --               --           --          --               --
                                      -------      ------      -------          ------      -------      -------          ------
         Total distributions........       --         .14          --               --          .08          --               --
                                      -------      ------      -------          ------      -------      -------          ------
   Net asset value, end of period...  $ 10.12      $ 9.05      $ 8.64           $10.04      $  9.05      $ 8.64           $10.06
                                      =======      ======      =======          ======      =======      =======          ======
   Total return(%)..................    11.83        6.40      (13.50)           10.95         5.62      (13.60)            1.73
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)......................  $ 9,925      $3,435      $  611           $6,269      $   945      $  121           $1,854
   Ratio of expenses to average net
    assets
    With expense reimbursement and
      fees paid indirectly(%)(d)....     2.45        2.55        2.20             3.20         3.30        2.95             3.16
    Without expense reimbursement
      and fees paid
      indirectly(%)(d)..............     2.82        7.18       20.74             3.57         7.93       21.49             3.53
   Ratio of net investment income to
    average net assets(%)(c)........     (.23)        .24         .52             (.98)        (.51)       (.23)            (.94)
   Portfolio turnover rate(%).......       27          14           0               27           14           0               27
   Average commission rate..........  $ .0018         N/A         N/A           $.0018          N/A         N/A           $.0018

---------------

(a) From November 1, 1994 (commencement of operations) to December 31, 1994.
(b) From April 30, 1996 (commencement) to December 31, 1996.
(c) Net investment income (loss) is net of expenses reimbursed by IMI.
(d) Beginning in 1995, total expenses include any fees paid indirectly. The ratio of expenses to average net assets with expense reimbursement has been restated for 1995.

INVESTMENT OBJECTIVES AND POLICIES

    Each Fund has its own investment objective and policies, which are described below. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for a Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental, and may be changed by the Board of Trustees of the Trust ("Trustees") without shareholder approval. There can be no assurance that a Fund's objective will be met. The different types of securities and investment techniques used by the Funds involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

    Whenever an investment objective, policy or restriction of a Fund described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.

    IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

    The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.

    The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, investment-grade equity and debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Services, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

    As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada, (ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor), (iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities, (v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and
(iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

    The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies (a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix C to the SAI for further information about the economic characteristics of certain China Region countries.

    The balance of the Fund's assets ordinarily are invested in (i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"), and (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds, and corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality).

    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1996, the Fund had 0.90% of its total assets invested in low-rated debt securities.

    The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1996, the Fund had 0.94% of its total assets invested in low-rated debt securities.

    The Fund may invest in equity real estate investment trusts, warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and my write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

    IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

    IMI believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, IMI will seek to identify securities of companies that, in IMI's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

    For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.

    Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero-coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. (A description of the ratings assigned by Moody's and S&P is contained in Appendix A to the SAI).

    The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may sell covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

    IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive pur-poses, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

    When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and
(ii) up to 15% of its net assets in restricted and other illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY INTERNATIONAL FUND: Sales of shares of this Fund to new investors have been suspended. See "How to Buy Shares."

    The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. The Fund's subadviser, Northern Cross Investments Limited ("Northern Cross"), invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. Northern Cross seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by Northern Cross to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

    In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price/earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY LATIN AMERICA STRATEGY FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Securities of Latin American issuers include (a) securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America; (b) securities that are issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate in markets throughout Latin America, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Mexico and Venezuela, which IMI believes are the most developed capital markets in Latin America. The Fund does not expect to concentrate its investments in any particular industry.

    The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

    The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by Latin American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds. As of December 31, 1996, the Fund had 0.00% of its total assets invested in low-rated debt securities.

    To meet redemptions, or while the Fund is anticipating investments in Latin American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

    The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in restricted and other illiquid securities. The Fund will treat any Latin American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with Latin American debt conversion programs that are restricted to remittance of invested capital or profits, as illiquid securities for purposes of this limitation.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and my write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY NEW CENTURY FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options, rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.

    The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as a Emerging Markets growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

    For purposes of capital appreciation, the Fund may invest up to 35% of its assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

    The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). As of December 31, 1996, the Fund had 0.27% of its total assets invested in low-rated debt securities.

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and
(ii) up to 15% of its net assets in restricted and other illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and my write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

    The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P (commonly referred to as "high yield" or "junk" bonds), or if unrated, are considered by IMI to be of comparable quality. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

    For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in restricted and other illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's nets assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

RISK FACTORS AND INVESTMENT TECHNIQUES

    SPECIAL CONSIDERATIONS RELATED TO IVY ASIA PACIFIC FUND: Certain Asia-Pacific countries in which the Fund may invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

    Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities of United States companies, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations,
(iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific country securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

    Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries such as China that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

    The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

    Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

    SPECIAL CONSIDERATIONS RELATED TO IVY CANADA FUND: The economy of Canada is strongly influenced by the activities of companies involved in the production and processing of natural resources, particularly those involved in the energy industry, industrial materials (e.g., chemicals, base metals, timber and paper) and agricultural materials (e.g., grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects.

    SPECIAL CONSIDERATIONS RELATED TO IVY CHINA REGION FUND: Investors should realize that China Region countries may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Fund invests and adversely affect the value of its assets. In addition, several China Region countries have had hostile relations with neighboring nations. For example, China continues to claim sovereignty over Taiwan, and is scheduled to assume sovereignty over Hong Kong in 1997.

    China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk. In addition, to the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restrictions on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. The SAI contains additional information concerning the risks associated with investing in the China Region.

    SPECIAL CONSIDERATIONS RELATED TO IVY GLOBAL SCIENCE & TECHNOLOGY FUND, IVY INTERNATIONAL SMALL COMPANIES FUND AND IVY NEW CENTURY FUND: In light of Ivy New Century Fund's concentration in equity securities of Emerging Market growth companies (as defined above), an investment in the Fund should be considered speculative. In addition, both Ivy Global Science & Technology Fund and Ivy International Small Companies Fund are expected to have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk.

    Because Ivy Global Science & Technology Fund normally focuses its investments in science and technology-related industries, the value of the Fund's shares may be more susceptible to factors affecting those industries and to greater market fluctuation than a fund whose portfolio holdings are more diverse. For example, rapid advances in these industries tend to render existing products obsolete. In addition, many companies in which the Fund is likely to invest are subject to government regulations and approval of their products and services, which may affect their overall profitability and cause their stock prices to be more volatile. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    SPECIAL CONSIDERATIONS RELATED TO IVY GLOBAL NATURAL RESOURCES FUND: Since the Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies because they tend to be traded in lower volume and because the companies are subject to greater business risk.

    The Fund's investments in precious metals (such as gold) and other physical commodities are subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, IMI currently intends that it will only be in a form that is readily marketable.

    SPECIAL CONSIDERATIONS RELATED TO IVY LATIN AMERICA STRATEGY FUND: The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. This could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

    For many years, most Latin American countries have experienced substantial (and in some periods extremely high) rates of inflation, which have had and may continue to have very negative effects on the economies and securities markets of these countries. In addition, certain Latin American countries are among the largest debtors to commercial banks and foreign governments, and some have declared moratoria on the payment of principal and/or interest on external debt. Accordingly, the Sovereign Debt instruments in which the Fund may invest involve a high degree of risk and should be considered equivalent in quality to debt securities rated below investment-grade by Moody's and S&P.

    The Fund is classified as a non-diversified investment company under the 1940 Act, and therefore may invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer. Consequently, the performance of a single issuer in which the Fund has invested may have a more significant effect on the overall performance of the Fund than if the Fund were a diversified company.

    BANK OBLIGATIONS: The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of the obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

    BORROWING: A Fund may only borrow for temporary or emergency purposes, as described above. Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Each Fund's investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if not rated, are issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES: The convertible securities in which the Funds may invest include corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    DEBT SECURITIES, IN GENERAL: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.

    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, the market value of mortgage-backed securities may decline during periods of declining interest rates.

    INVESTMENT-GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).

    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa or BBB, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered by major credit-rating organizations to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Investors in those Funds that invest in these securities, should be willing to accept the special risks associated with these securities.

    While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security (unless the security is downgraded below the rating of C, in which case IMI most likely would dispose of the security based on then existing market conditions). For additional information regarding the risks associated with investing in high yield bonds, see the SAI (and, in particular, Appendix A, which contains a more complete description of the ratings assigned by Moody's and S&P).

    FOREIGN SECURITIES: The foreign securities in which the Funds invest may include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and debt securities issued, assumed or guaranteed by foreign governments (or political subdivisions or instrumentalities thereof). Investors should consider carefully the special risks that arise in connection with investing in securities issued by companies and governments of foreign nations, which are in addition to those risks that are associated with the Funds' investments, generally.

    In many foreign countries, there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. For example, foreign companies are not generally subject to uniform accounting and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Generally, price fluctuations in the Funds' foreign security holdings are likely to be high relative to those of securities issued in the United States.

    Other risks include the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), difficulties in pricing, default in foreign government securities, high rates of inflation, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments.

    The risks of investing in foreign securities (described above) are likely to be intensified in the case of investments in issuers domiciled or doing substantial business in countries with emerging or developing economies ("emerging markets"). For example, countries with emerging markets may have relatively unstable governments and therefore be susceptible to sudden adverse government action (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets). Security prices in emerging markets can also be significantly more volatile than in the more developed nations of the world, and communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delayed settlements could cause a Fund to miss attractive investment opportunities or impair its ability to dispose of portfolio securities, resulting in a loss if the value of the securities subsequently declines. In addition, many emerging markets have experienced and continue to experience especially high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. In order for these emerging economies to continue to expand and develop industry, infrastructure and currency reserves, continued influx of capital is essential. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Funds and their shareholders will benefit. IMI believes that similar investment opportunities will be created for companies involved in providing consumer goods and services (e.g., food, beverages, autos, housing, tourism and leisure and merchandising).

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS: A Fund usually effects its currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (e.g., to cover service charges) is usually incurred when a Fund converts assets from one currency to another. A Fund may also be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations.

    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date at a predetermined price. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain that might result should the value of the currencies increase. In addition, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    OPTIONS AND FUTURES TRANSACTIONS: The Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, commodity prices, or other factors that affect the value of the Funds' securities. These techniques may involve derivative transactions such as purchasing put and call options, selling put and call options, and engaging in transactions in foreign currency futures, stock index futures and related options.

    A Fund may invest in options on securities in accordance with its stated investment objective and policies (see above). A put option is a short-term contract that gives the purchaser of the option, in return for a premium, the right to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser the right to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

    A Fund may also enter into futures transactions in accordance with its stated investment objective and policies. An interest rate futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss to a Fund if IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments. A Fund may also experience a significant loss if it is unable to close a particular position due to the lack of a liquid secondary market. For further information regarding the use of options and futures transactions and any associated risks, see the SAI.

    PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES: Investors in Ivy Global Natural Resources Fund should be aware that commodities trading is generally considered a speculative activity. For example, prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Accordingly, markets for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Investments in physical commodities may also present practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.

    REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption under the Investment Company Act of 1940, as amended (the "1940 Act"). By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and agreed-upon yield. Each Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. A Fund could experience a delay in obtaining direct ownership of the underlying collateral, and might incur a loss if the value of the security should decline.

    RESTRICTED AND ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the security on its books. A "restricted security" is a security that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended, and is considered to be illiquid until such filing takes place. There may be a lapse of time between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell the security. If adverse market conditions were to develop during that period, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. In addition, issuers of restricted and other illiquid securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded. Securities whose proceeds are subject to limitations on repatriation of principal or profits for more than seven days, and those for which market quotations are not readily available, are considered illiquid for purposes of the percentage limitations that apply to each Fund's investment in illiquid securities.

    SHARES OF OTHER INVESTMENT COMPANIES: As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses (including management fees, in the case of a management investment company).

    SMALL COMPANIES: Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of smaller companies may be subject to more abrupt or erratic market movements, because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

    WARRANTS: The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, a Fund would lose its entire investment.

    "WHEN-ISSUED" SECURITIES AND FIRM COMMITMENTS: Purchasing securities on a "when-issued" or firm commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

    ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. Since the interest on such bonds is, in effect, compounded, they are subject to greater market value fluctuations in response to changing interest rates than debt securities that distribute income regularly. In addition, for Federal income tax purposes a Fund generally recognizes and is required to distribute income generated by zero coupon bonds currently in the amount of the unpaid accrued interest, even though the actual income will not yet have been received by the Fund.

ORGANIZATION AND MANAGEMENT OF THE FUNDS

    Each Fund, other than Ivy Latin America Strategy Fund, is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Latin America Strategy Fund is organized as a non-diversified portfolio (see "Special Considerations Related to Ivy Latin America Strategy Fund"). The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. Each Fund has three classes of shares, designated as Class A, Class B and Class C. Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund each has a fourth class of shares designated as Class I. Shares of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of Fund investments. Each class of shares, except for Class I, has a separate Rule 12b-1 distribution plan and bears different distribution fees. In addition, Class I shares of Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund bear lower administrative service and transfer agency fees than each such Fund's Class A, Class B and Class C shares. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.

    The Trust employs IMI to provide business management services to the Funds, and investment advisory services to all of the Funds other than Ivy Canada Fund and Ivy Global Natural Resources Fund (which are advised by MFC). MIMI provides administrative and accounting services. Ivy Mackenzie Distributors, Inc. ("IMDI") distributes the Funds' shares, and Ivy Mackenzie Services Corp. ("IMSC") provides transfer agency and shareholder-related services for the Funds. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. As of March 31, 1997, IMI and MIMI had approximately $2.70 billion and $145 million, respectively, in assets under management. MIMI is a subsidiary of MFC, which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 25 years.

INVESTMENT MANAGER

    IVY CANADA FUND AND IVY GLOBAL NATURAL RESOURCES FUND: For IMI's business management services, each Fund pays IMI a fee, which is accrued daily and paid monthly, based on the Fund's average net assets at an annual rate of 0.50%. Each Fund pays MFC a monthly fee for advisory services, which is accrued daily and paid monthly, based on the Fund's average net assets at an annual rate of 0.35% and 0.50% for Ivy Canada Fund and Ivy Global Natural Resources Fund, respectively.

    IVY ASIA PACIFIC FUND, IVY CHINA REGION FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, IVY INTERNATIONAL FUND II, IVY INTERNATIONAL FUND, IVY INTERNATIONAL SMALL COMPANIES FUND, IVY LATIN AMERICA STRATEGY FUND, IVY NEW CENTURY FUND AND IVY PAN-EUROPE FUND: For IMI's business management and investment advisory services, each Fund pays IMI a fee, which is accrued daily and paid monthly, based on the Fund's average net assets at an annual rate of 1.00%.

    IMI voluntarily limits the total operating expenses for each Fund except Ivy International Fund (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.95% (1.50%, in the case of Ivy International Fund II) of the Funds' average net assets, which may lower each Fund's expenses and increase its total return. This voluntary expense limitation may be terminated or revised at any time, at which point the affected Fund's expenses may increase and its total return may be reduced.


    Northern Cross currently serves as subadviser for Ivy International Fund. For this service, IMI pays Northern Cross a fee that is equal, on an annual basis, to 0.60% of the first $1.5 billion in average net assets, 0.55% of the next $1 billion in average net assets and 0.50% of average net assets in excess of $2.5 billion. From July 1, 1990 through March 31, 1993 and from November 18, 1985 through June 30, 1990, Boston Overseas Investors, Inc. and Marsh & Cunningham, Inc., respectively, provided subadvisory services to the Fund, based on the same investment strategy and program currently employed by Northern Cross.


    IVY GLOBAL FUND: For IMI's business management and investment advisory services, the Fund pays IMI a fee, which is accrued daily and paid monthly, based on the Fund's average net assets at an annual rate of 1.00% of the first $500 million in net assets and 0.75% on net assets over $500 million. For the fiscal year ended December 31, 1996, the effective management fee paid to IMI was 1.00% of the Fund's average net assets.

    Currently, IMI voluntarily limits the Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets, which may lower the Fund's expenses and increase its total return. This voluntary expense limitation may be terminated or revised at any time, at which point the Fund's expenses may increase and its total return may be reduced.

    ALL FUNDS: IMI pays all expenses that it incurs in rendering management services to the Funds. Each Fund bears its own operational costs. General expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust (or a particular class thereof) are allocated among and charged to each series based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne by that Fund (or class) directly. The fees payable to IMI are subject to any reimbursement or fee waiver to which IMI may agree. The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.

    PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:

    - James W. Broadfoot, an Executive Vice President and Chief Investment Officer of IMI and Vice President of the Trust, is the portfolio manager for Ivy Global Science & Technology Fund. Prior to joining the organization in 1990, Mr. Broadfoot was a principal in an investment counsel firm specializing in emerging growth companies. Mr. Broadfoot has 24 years of professional investment experience, and is a Chartered Financial Analyst. He has an MBA from The Wharton School of the University of Pennsylvania.

    - Hakan Castegren, President of Northern Cross, has been the portfolio manager for Ivy International Fund since its inception in 1986 and has 36 years of professional investment experience. He earned his MBA from the Stockholm School of Economics.

    - Michael G. Landry is the President and a Director of IMI and MIMI and the Chairman and a Trustee of the Trust. Mr. Landry has headed these organizations since 1987. Previously he was a Senior Vice President and portfolio manager with Templeton International. He has over 20 years of professional investment experience. He has a degree in economics from Carleton University. Mr. Landry is the portfolio manager for Ivy Global Fund and Ivy Pan-Europe Fund, co-manages Ivy International Small Companies Fund and manages Ivy New Century Fund in conjunction with the Ivy international research team.

    - Frederick Sturm, a Senior Vice President of MFC, is the portfolio manager of Ivy Canada Fund and Ivy Global Natural Resources Fund. Mr. Sturm joined MFC in 1983 and has 11 years of professional investment experience. In that time, Mr. Sturm has established a performance record in the natural resource sector. Mr. Sturm, a Chartered Financial Analyst, is a graduate of the University of Toronto where he earned a degree in commerce and finance.

    - Barbara Trebbi is a Senior Vice President of IMI and managing director of the Ivy international research team. In conjunction with the Ivy emerging markets research team she is the portfolio manager for Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy International Fund II and Ivy Latin America Strategy Fund. Ms. Trebbi also co-manages Ivy International Small Companies Fund. Ms. Trebbi joined the organiza-tion in 1988 and has nine years of professional investment experience. She is a Chartered Financial Analyst and holds a Graduate Diploma from the London School of Economics. In addition to Ms. Trebbi, the Ivy international research team is comprised of Justin Lu, who is a graduate of Shanghai International University; Oleg Makhorine, located in Prague, who is a graduate of the Economics University of Prague; Moira McLachlan, who earned her degree in international business from the University of South Carolina; and Johnason Tang, located in Shanghai, who is a graduate of Shanghai International University.

    IMI'S INVESTMENT PROCESS: Each of IMI's international equity portfolio managers is supported by a team of research analysts, who are responsible for providing objective information on regional and country-specific economic and political developments and monitoring individual companies. Members of the research analyst team that supports IMI's international equity portfolio managers are located in the U.S. at Ivy Mackenzie's south Florida office, as well as in Asia and Europe. IMI's analysts use a variety of research sources, such as brokerage reports, economic and financial news services, equity databases and company reports. Established relationships with more than thirty research firms provide IMI's analysts and portfolio managers access to information on the various factors that may influence a particular investment decision. These firms range from large investment banks with global coverage to local research houses. In many cases, IMI's investment professionals also conduct primary research by meeting with company management, touring facilities, and speaking with local research analysts, economists and strategists. Such primary research is considered particularly important in emerging market countries.

    Research efforts by IMI focus on determining opportunities that fall within the IMI's long-term, value-oriented approach to investing. The investment decision making process starts with a "top-down" view of a particular country and the long-term outlook for given industries within that country. Company selection generally is based on a "bottom-up" analysis of certain value measures (e.g., earnings, cash flow and growth potential) that are monitored in a proprietary database in which risk-adjusted company valuations across countries and industries are compared. Ultimate investment decisions take into account the fund's investment objective, diversification requirements and risk tolerance level. While current earnings are considered important, investment decisions most often are based on earnings estimates over a five-year period. Stock selection typically is concentrated in the cheapest 20% of the universe and sell recommendations normally are generated when valuations reach the top 20% of the universe.

FUND ADMINISTRATION AND ACCOUNTING

    MIMI provides various administrative services for the Funds, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the average net assets attributable to each Fund's Class A, Class B and Class C shares are subject to a fee, accrued daily and paid monthly, at an annual rate of 0.10%. The average net assets attributable to Class I shares are subject to a fee at the annual rate of 0.01%.

    MIMI also provides certain accounting and pricing services for the Funds (see "Fund Accounting Services" in the SAI for more information).

TRANSFER AGENT

    IMSC is the transfer and dividend-paying agent for the Funds, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).

ALTERNATIVE PURCHASE ARRANGEMENTS

    CLASS A SHARES: Class A shares are subject to an initial sales charge, unless the amount you purchase is $500,000 or more (see "Contingent Deferred Sales Charge -- Class A Shares"). Certain purchases qualify for a reduced initial sales charge (see "Qualifying for a Reduced Sales Charge"). Class A shares (for all Funds except Ivy Canada Fund) are subject to ongoing service fees at an annual rate of 0.25% of a Fund's average net assets attributable to its Class A shares. Class A shares of Ivy Canada Fund are subject to ongoing service and distribution fees at a combined annual rate of up to 0.40% of the Fund's average net assets attributable to its Class A shares. If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

    CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge, but are subject to a CDSC if redeemed within six years of purchase, in the case of Class B shares, or within one year of purchase, in the case of Class C shares. Both classes of shares are subject to ongoing service and distribution fees at a combined annual rate of up to 1.00% of a Fund's average net assets attributable to its Class B or Class C shares. The ongoing distribution fee will cause these shares to have a higher expense ratio than that of Class A shares. Also, to the extent that a Fund pays any dividends, these higher expenses will result in lower dividends than those paid on Class A shares.

    CLASS I SHARES: Class I shares are offered by Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.

    FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE: The multi-class structure of the Funds allows you to choose the most beneficial way to buy shares given the size of your purchase and the length of time you expect to hold your shares. You should consider whether, during the anticipated life of your Fund investment, the accumulated service and distribution fees on Class B and Class C shares would be less than the initial sales charge and accumulated service fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' potentially higher yield. Also, sales personnel may receive different compensation depending on which class of shares they are selling. The tables under the caption "Annual Fund Operating Expenses" at the beginning of this Prospectus contain additional information that is designed to assist you in making this determination.

DIVIDENDS AND TAXES

    DIVIDENDS: Distributions you receive from a Fund are reinvested in additional shares of the same class of a Fund unless you elect to receive them in cash. Dividends ordinarily will vary from one class to another.

    Each Fund intends to make a distribution for each fiscal year of any net investment income and net realized short-term capital gain, as well as any net long-term capital gain realized during the year. An additional distribution may be made of net investment income, net realized short-term capital gains and net realized long-term capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.

    TAXATION: The following discussion is intended for general information only. You should consult with your tax adviser as to the tax consequences of an investment in a particular Fund, including the status of distributions from the Fund under applicable state or local law.

    Each Fund intends to qualify annually as a regulated investment company under the Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.

    Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Investments in securities that are issued at a discount will result each year in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

    Income and gains received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless a Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

    A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Fund distributions may be subject to state, local and foreign taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Further information relating to tax consequences is contained in the SAI.

PERFORMANCE DATA

    Performance information (e.g., "total return" and "yield") is computed separately for each class of Fund shares in accordance with formulas prescribed by the SEC. Performance information for each class may be compared in reports and promotional literature to indices such as the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, and Morgan Stanley Capital International World Index. Advertisements, sales literature and communications to shareholders may also contain statements of a Fund's current yield, various expressions of total return and current distribution rate. Performance figures will vary in part because of the different expense structures of the Funds' different classes. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.

    "Total return" is the change in value of an investment in a Fund for a specified period, and assumes the reinvestment of all distributions and imposition of the maximum applicable sales charge. "Average annual total return" represents the average annual compound rate of return of an investment in a particular class of Fund shares assuming the investment is held for one year, five years and ten years as of the end of the most recent calendar quarter. Where a Fund provides total return quotations for other periods, or based on investments at various sales charge levels or at net asset value, "total return" is based on the total of all income and capital gains paid to (and reinvested by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    "Current yield" reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result. Dividends or distributions that were paid to a Fund's shareholders are reflected in the "current distribution rate," which is computed by dividing the total amount of dividends per share paid by a Fund during the preceding 12 months by the Fund's current maximum offering price (which includes any applicable sales charge). The "current distribution rate" will differ from the "current yield" computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.


    PRIOR PERFORMANCE OF IVY INTERNATIONAL FUND II'S PORTFOLIO MANAGER: Provided below are performance figures for the international sub-portfolio of Ivy Growth Fund (the "Sub-Portfolio"). Ivy Growth Fund is a separate series of the Trust. The Sub-Portfolio has been managed since November 1, 1993 by Barbara Trebbi, one of the Ivy Growth Fund managers, and has comprised 20% - 25% of Ivy Growth Fund's portfolio. The performance figures presented below are unaudited, and are intended to illustrate the past performance of the Sub-Portfolio, which investment policies and strategies are substantially similar to those that will be employed with respect to Ivy International Fund II. In comparing an equity fund that has an international sub-portfolio to a purely international fund, investors should bear in mind that custody, brokerage and certain other expenses of a purely international fund will ordinarily be higher. Accordingly, the returns shown below would be adversely affected if Ivy Growth Fund were a purely international fund. The performance information provided below is historical and relates exclusively to the Sub-Portfolio. As such, it is not indicative of the future performance of Ivy International Fund II, or of the past or future performance of IMI.

    The following table summarizes the calculation of average annual return for the Sub-Portfolio compared with the performance of the MSCI-EAFE Index and the Lipper Average for international funds for the periods indicated.


                                             SUB-                      LIPPER AVERAGE
                                          PORTFOLIO       MSCI-EAFE   FOR INTERNATIONAL
                                       IVY GROWTH FUND*    INDEX**        FUNDS***
                                       ----------------   ---------   -----------------
One year ended March 31, 1997........      21.96%          1.45%             8.71%
Three years ended March 31, 1997.....      11.14%          6.53%             7.37%
Period from November 1, 1993****
 through March 31, 1997..............      11.95%          6.09%             7.93%


---------------


  * Average annual return reflects the average change in portfolio value during the periods indicated, including reinvestment of dividends, net of a pro-rata allocation of Class A share Total Fund Operating Expenses, and does not include a sales charge. Returns of Class B and Class C shares were lower than Class A shares based on differences in their respective sales loads and fees.


  ** The MSCI-EAFE Index is an unmanaged index of common stocks that is considered to be generally representative of the performance of issuers located in Europe, Australia and the Far East. The Index is adjusted to reflect reinvestment of dividends, but does not reflect fees, brokerage commissions, or other expenses of investing.

 *** The Lipper Average for international funds represents the performance of the average international fund as measured by Lipper Analytical Services, Inc.

**** The date on which Ms. Trebbi commenced managing the Sub-Portfolio.


    Although the investment objectives and policies of Ivy International Fund II are similar to those of Ivy International Fund, a separate portfolio of the Trust, Ivy International Fund II's portfolio securities are not expected to be the same as those of Ivy International Fund for a variety of reasons, including that these funds have different portfolio managers. Over time, the portfolio managers' investment decisions on behalf of these funds will result in different securities being selected for these funds. Consequently, investors should not expect the performance of Ivy International Fund II to be identical to that of the Sub-Portfolio or Ivy International Fund.


HOW TO BUY SHARES

    Effective April 18, 1997 (the "Effective Date"), Ivy International Fund suspended the offer of its shares to new investors. Shares of Ivy International Fund are available for purchase only by existing shareholders of Ivy International Fund. In addition, a prospective investor who communicated his or her definite indication of interest in purchasing Ivy International Fund shares within 30 days prior to the Effective Date, to either IMDI or through his or her investment professional, may purchase Ivy International Fund shares within three months following the Effective Date, provided the investor meets the minimum initial investment requirement of Ivy International Fund. As of the Effective Date, expressions of interest are no longer accepted by IMDI. Once a shareholder's account has been liquidated, the shareholder may not invest in Ivy International Fund at a later date.

    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to the Fund in which you are investing. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    The Funds reserve the right to reject, for any reason, any purchase order.

    MINIMUM INVESTMENT POLICIES: The minimum initial investment is $1,000; the minimum additional investment is $100. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").

    Accounts in Class I of any of the Class I Funds can be opened with a minimum initial investment of $5,000,000; the minimum additional investment is $10,000. The minimum initial investment in Class I of these Funds may be spread over the thirteen-month period following the opening of the account.

    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions including the account registration, Fund number and account number of the shares you wish to purchase. Send your check (payable to the Fund in which you are investing), along with your investment slip or written instructions, to one of the addresses above.

    Through your Broker: Deliver the investment slip attached to your statement, or written instructions, along with your payment to your registered representative or selling broker.

    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER

    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (see "Automatic Investment Method" on page 30 for more information).

HOW YOUR PURCHASE PRICE IS DETERMINED

    Your purchase price for Class A shares of a Fund is the net asset value ("NAV") per share plus a sales charge, which may be reduced or eliminated in certain circumstances. The purchase price per share is known as the public offering price. Your purchase price for Class B, Class C and Class I shares is the NAV per share.

    Share purchases will be made at the next determined price after your purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the NAV. Any orders received after the time of the determination of the NAV will be entered at the next calculated price.

    Orders placed with a securities dealer before the NAV is determined that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.

HOW EACH FUND VALUES ITS SHARES

    The NAV per share is the value of one share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent. These procedures are described more completely in the SAI.

    The Trustees have established procedures to value a Fund's securities in order to determine the NAV. The value of a foreign security is determined as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the New York Stock Exchange, if that is earlier. If no sale is reported at that time, the average between the current bid and asked price is used. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by IMI and approved in good faith by the Board. Money market instruments of a Fund are valued at amortized cost.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    Shares are purchased at a public offering price equal to their NAV per share plus a sales charge, as set forth below.

                                                              SALES CHARGE
                                                         -----------------------   PORTION OF
                                                            AS A         AS A        PUBLIC
                                                         PERCENTAGE   PERCENTAGE    OFFERING
                                                         OF PUBLIC      OF NET       PRICE
                                                          OFFERING      AMOUNT      RETAINED
                   AMOUNT INVESTED                         PRICE       INVESTED    BY DEALER
                   ---------------                       ----------   ----------   ----------
Less than $50,000....................................       5.75%        6.10%        5.00%
$50,000 but less than $100,000.......................       5.25%        5.54%        4.50%
$100,000 but less than $250,000......................       4.50%        4.71%        3.75%
$250,000 but less than $500,000......................       3.00%        3.09%        2.50%
$500,000 or over*....................................       0.00%        0.00%        0.00%

* A CDSC may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Contingent Deferred Sales Charge -- Class A Shares."

    Sales charges are not applied to any dividends or capital gains that are reinvested in additional shares of the Fund. An investor may be charged a transaction fee for Class A and Class I shares purchased or redeemed at NAV through a broker or agent other than IMDI.

    With respect to purchases of $500,000 or more through dealers or agents, IMDI may, at the time of purchase, pay such dealers or agents from its own resources a commission to compensate such dealers or agents for their distribution assistance in connection with such purchases. The commission would be computed as set forth below:

                              NAV COMMISSION TABLE
               (FOR ALL IVY FUNDS EXCEPT IVY INTERNATIONAL FUND)

                          PURCHASE AMOUNT                            COMMISSION
                          ---------------                            ----------
First  $3,000,000..................................................     1.00%
Next   $2,000,000..................................................      .50%
Over   $5,000,000..................................................      .25%

                              NAV COMMISSION TABLE
                            (IVY INTERNATIONAL FUND)

                          PURCHASE AMOUNT                            COMMISSION
                          ---------------                            ----------
First  $3,000,000..................................................     .50%
Next   $2,000,000..................................................     .25%
Over   $5,000,000..................................................     .10%

    Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the 1933 Act.

    IMDI compensates participating brokers who sell Class A shares through the initial sales charge. IMDI retains that portion of the initial sales charge that is not reallowed to the dealers, which it may use to distribute a Fund's Class A shares. Pursuant to separate distribution plans for the Funds' Class A, Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Pursuant to the Funds' Class A distribution plans, IMDI currently pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments.

    IMDI may from time to time pay a bonus or other incentive to dealers (other than IMDI) which employ a registered representative who sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI during a specified period of time. This bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the U.S. or other bonuses such as gift certificates or the cash equivalent of such bonus or incentive.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES

    Purchases of $500,000 or more of Class A shares will be made at NAV with no initial sales charge, but if the shares are redeemed within 24 months (12 months, in the case of Ivy International Fund) after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC of 1.00% will be imposed (0.50%, in the case of Ivy International Fund).

    The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or capital gains which have been reinvested in additional Class A shares.

    In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account not subject to the CDSC. The CDSC is waived in certain circumstances. See the discussion below under the caption "Waiver of Contingent Deferred Sales Charge."

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.

    Class A shareholders may exchange their Class A shares subject to a CDSC ("outstanding Class A shares") for Class A shares of another Ivy or Mackenzie fund ("new Class A shares") on the basis of the relative NAV per Class A share, without the payment of any CDSC that would be due upon the redemption of the outstanding Class A shares. The original CDSC rate that would have been charged if the outstanding Class A shares were redeemed will carry over to the new Class A shares received in the exchange, and will be charged accordingly at the time of redemption.

QUALIFYING FOR A REDUCED SALES CHARGE

    RIGHTS OF ACCUMULATION (ROA): Rights of Accumulation ("ROA") is calculated by determining the current market value of all Class A shares in all Ivy or Mackenzie fund accounts (except Ivy Money Market Fund) owned by you, your spouse, and your children under 21 years of age. ROA is also applicable to accounts under a trustee or other single fiduciary (including retirement accounts qualified under Section 401 of the Code). The current market value of each of your accounts as described above is added together and then added to your current purchase amount. If the combined total is equal or greater than a breakpoint amount for a Fund, then you qualify for the reduced sales charge. To reduce or eliminate the sales charge, you must complete Section 4C of the Account Application.

    LETTER OF INTENT (LOI): A Letter of Intent ("LOI") is a non-binding agreement that states your intention to invest in additional Class A shares, within a thirteen month period after the initial purchase, an amount equal to a breakpoint amount for a Fund. The LOI may be backdated up to 90 days. To sign an LOI, please complete Section 4C of the Account Application.

    Should the LOI not be fulfilled within the thirteen month period, your account will be debited for the difference between the full sales charge that applies for the amount actually invested and the reduced sales charge actually paid on purchases placed under the terms of the LOI.

    PURCHASES OF CLASS A SHARES AT NET ASSET VALUE: Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy or Mackenzie fund, may be exempt from sales charges on the purchase of Class A shares of any of the Ivy or Mackenzie funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.

    Class A shares of a Fund may be purchased without an initial sales charge or CDSC by (i) officers and Trustees of the Trust (and their relatives), (ii) officers, directors, employees, retired employees, legal counsel and accountants of IMI, MIMI, and MFC (and their relatives), and (iii) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person). In addition, certain investment advisors and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts or the accounts of their clients may purchase Class A shares of a Fund without an initial sales charge or a CDSC, provided such purchases are placed through a broker or agent who maintains an omnibus account with that Fund. Also, clients of these advisors and planners may make purchases under the same conditions if the purchases are through the master account of such advisor or planner on the books of such broker or agent. This provision applies to assets of retirement and deferred compensation plans and trusts used to fund those plans including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "Rabbi Trusts" whose assets are used to purchase shares of a fund through the aforementioned channels.

    Class A shares of a Fund may be purchased at NAV by retirement plans qualified under section 401(a) or 403(b) of the Code, subject to the Employee Retirement Income Security Act of 1974, as amended. A CDSC of 1.00% (0.50%, in the case of Ivy International Fund) will be imposed on such purchases in the event of certain plan-level redemption transactions within 24 months (12 months, in the case of Ivy International Fund) following such purchases. Class A shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "GROUP SYSTEMATIC INVESTMENT PROGRAM" in the Fund's SAI.

    If investments by retirement plans at NAV are made through a dealer who has executed a dealer agreement with respect to a Fund, IMDI may, at the time of purchase, pay the dealer out of IMDI's own resources a commission to compensate the dealer for its distribution assistance in connection with the retirement plan's investment. Please refer to the NAV Commission Tables on page 24 of this Prospectus. Please contact IMDI for additional information.

    Class A shares can also be purchased without an initial sales charge, but subject to a CDSC of 1.00% during the first 24 months (0.50% during the first 12 months, in the case of Ivy International Fund), by: (a) any state, county or city (or any instrumentality, department, authority or agency of such entities) that is prohibited by applicable investment laws from paying a sales charge or commission when purchasing shares of a registered investment management company (an "eligible governmental authority"), and (b) trust companies, bank trust departments, credit unions, savings and loans and other similar organizations in their fiduciary capacity or for their own accounts, subject to any minimum requirements set by IMDI (currently, these criteria require that the amount invested or to be invested in the subsequent 13-month period totals at least $250,000). In either case, IMDI may pay commissions to dealers that provide distribution assistance on the same basis as in the preceding paragraph.

    Class A shares of a Fund may also be purchased without a sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies. Additional information on reductions or waivers may be obtained from IMDI at the address listed on the cover of the Prospectus.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B AND CLASS C SHARES

    Class B and Class C shares are offered at NAV per share without a front end sales charge. Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividends or capital gains reinvested. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the requisite maximum holding period or those you acquire through reinvestment of dividends or capital gains, and next from the shares you have held the longest during the requisite holding period.

    Proceeds from the CDSC are paid to IMDI. The proceeds are used, in whole or in part, to defray its expenses related to providing each Fund with distribution services in connection with the sale of Class B and Class C shares, such as compensating selected dealers and agents for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for a Fund to sell Class B or Class C shares without deducting a sales charge at the time of the purchase.

    In the case of Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the quarter will be aggregated and deemed to have been made on the last day of the quarter. In the case of Class C shares, solely for purposes of determining this holding period, any purchases you make during a month will be deemed to have been made on the last day of the month.

                                                  CONTINGENT DEFERRED
                                                   SALES CHARGE AS A
                                                  PERCENTAGE OF DOLLAR
                CLASS B SHARES                     AMOUNT SUBJECT TO
             YEAR SINCE PURCHASE                         CHARGE
             -------------------                  --------------------
First.........................................               5%
Second........................................               4%
Third.........................................               3%
Fourth........................................               3%
Fifth.........................................               2%
Sixth.........................................               1%
Seventh and thereafter........................               0%

    IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares that they have sold, and will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses.

    With respect to Class C shares, IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IMDI will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

    Pursuant to separate distribution plans for the Funds' Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Under the Funds' Class B Plan, IMDI retains 0.75% of the continuing 1.00% service/distribution fee assessed to Class B shareholders, and pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments. Under the Class C Plan, IMDI pays continuing service/distribution fees to qualified dealers at an annual rate of 1.00% of qualified investments after the first year of investment (0.25% of which represents a service fee).

    CONVERSION OF CLASS B SHARES: Your Class B shares and an appropriate portion of both reinvested dividends and capital gains on those shares will be converted into Class A shares automatically no later than the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares into a Fund from Class B shares of another Ivy or Mackenzie fund, the calculation will be based on the time the shares in the original fund were purchased.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class B or Class C Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.

    ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS: IMDI may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by the dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.

HOW TO REDEEM SHARES

    You may redeem your Fund shares through your registered securities representative, by mail or by telephone. A CDSC may apply to certain Class A share redemptions, to Class B share redemptions prior to conversion and to Class C shares that are redeemed within one year of purchase. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. IF SHARES TO BE REDEEMED WERE PURCHASED BY CHECK, PAYMENT OF THE REDEMPTION MAY BE DELAYED UNTIL THE CHECK HAS CLEARED OR FOR UP TO 15 DAYS AFTER THE DATE OF PURCHASE. If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.

    When shares are redeemed, a Fund generally sends you payment on the next business day. Under unusual circumstances, a Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.

    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV (less any applicable CDSC) determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, fund number, the account number and the dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, unincorporated associations, retirement plan trustees or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.

    Mail your request to IMSC at one of the addresses on page 23 of this Prospectus.

    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1-800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the Account Application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Receiving Your Proceeds By Federal Funds Wire: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

MINIMUM ACCOUNT BALANCE REQUIREMENTS

    Due to the high cost of maintaining small accounts and subject to state law requirements, a Fund may redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months. A Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.

SIGNATURE GUARANTEES

    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate the following requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.

    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. An eligible guarantor institution includes banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.

CHOOSING A DISTRIBUTION OPTION

    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional shares of the same class of a Fund unless you specify one of the other options.

    INVESTMENT IN ANOTHER IVY OR MACKENZIE FUND -- Both dividends and capital gains are automatically invested at NAV in another Ivy or Mackenzie Fund of the same class.

    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional shares of the same class of a Fund or another Ivy or Mackenzie Fund of the same class.

    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.

    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer ("EFT"), or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.

    If you wish to have your cash distributions go to an address other than the address of record, you must provide IMSC with a letter of instruction signed by all registered owners with signatures guaranteed.

TAX IDENTIFICATION NUMBER

    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish a Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as a Fund may require, within 30 days of opening your new account, each Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.

    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the new account application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Non-U.S. investors who do not have a TIN must provide, with their Account Application, a completed IRS Form W-8.

CERTIFICATES

    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.

    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.

EXCHANGE PRIVILEGE

    Shareholders of a Fund have an exchange privilege with other Ivy and Mackenzie funds (except Ivy International Fund unless they have an existing Ivy International Fund account). The Funds reserve the right to reject, for any reason, any exchange orders.

    Class A shareholders may exchange their outstanding Class A shares for Class A shares of another Ivy or Mackenzie fund on the basis of the relative NAV per Class A share, plus an amount equal to the difference between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for outstanding Class A shares that have been invested for 12 months or longer.

    Class B (and Class C) shareholders may exchange their outstanding Class B (or Class C) shares for Class B (or Class C) shares of another Ivy or Mackenzie Fund on the basis of the relative NAV per Class B (or Class C) share, without the payment of any CDSC that would otherwise be due upon the redemption of Class B (or Class C) shares. Class B shareholders who exercise the exchange privilege would continue to be subject to the original Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or longer) than the CDSC for the new Class B shares.

    Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy or Mackenzie Fund on the basis of the relative NAV per Class I share.

    Shares resulting from the reinvestment of dividends and other distributions will not be charged an initial sales charge or a CDSC when exchanged into another Ivy or Mackenzie Fund.

    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the prospectus and consider the investment objective of the fund to be purchased. Shares must be uncertificated in order to execute a telephone exchange. Exchanges are available only in states where they can be legally made. This privilege is not intended to provide shareholders a means by which to speculate on short-term movements in the market. The Funds reserve the right to limit the frequency of exchanges. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy or Mackenzie Fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.

    With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, the shares exchanged will reflect, pro rata, the cost, capital appreciation and/or reinvestment of distributions of the original investment as well as the original purchase date, for purposes of calculating any CDSC for future redemptions of the exchanged shares.

    Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy or Mackenzie fund, may be exempt from sales charges on the exchange of shares between any of the Ivy or Mackenzie funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.

    In calculating the sales charge assessed on an exchange, shareholders will be allowed to use the Rights of Accumulation privilege.

    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.

    In order to execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

    Each Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

- The name and class of the fund whose shares you currently own.

- Your account number.

- The name(s) in which the account is registered.

- The name of the fund in which you wish your exchange to be invested.

- The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.

REINVESTMENT PRIVILEGE

    Investors who have redeemed Class A shares of a Fund have a one-time privilege of reinvesting all or a part of the proceeds of the redemption back into Class A shares of that Fund at NAV (without a sales charge) within 60 days after the date of redemption. IN ORDER TO REINVEST WITHOUT A SALES CHARGE, SHAREHOLDERS OR THEIR BROKERS MUST INFORM IMSC THAT THEY ARE EXERCISING THE REINVESTMENT PRIVILEGE AT THE TIME OF REINVESTMENT. The tax status of a gain realized on a redemption generally will not be affected by the exercise of the reinvestment privilege, but a loss realized on a redemption generally may be disallowed by the IRS if the reinvestment privilege is exercised within 30 days after the redemption. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss.

SYSTEMATIC WITHDRAWAL PLAN

    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must have at least $5,000 in your account. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT, at no charge. Share certificates must be unissued (i.e., held by a Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.

    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $1,000 while the plan is in effect. However, it may not be advantageous to purchase additional Class A, Class B or Class C shares when you have a Systematic Withdrawal Plan, because you may be subject to an initial sales charge on your purchase of Class A shares or to a CDSC imposed on your redemptions of Class B or Class C shares. In addition, redemptions are taxable events.

    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Any applicable CDSC will be assessed upon the redemptions. A CDSC will not be assessed on withdrawals not exceeding 12% annually of the initial account balance when the Systematic Withdrawal Plan was started.

    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.

    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.

AUTOMATIC INVESTMENT METHOD

    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your account application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy Fund account. The minimum investment under this plan is $50 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.

CONSOLIDATED ACCOUNT STATEMENTS

    Shareholders with two or more Ivy or Mackenzie fund accounts having the same taxpayer I.D. number will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.

RETIREMENT PLANS

    The Ivy and Mackenzie family of funds offer several tax-sheltered retirement plans that may fit your needs:

    - IRA (Individual Retirement Account)

    - 401(k), Money Purchase Pension and Profit Sharing Plans

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from each Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC, as compensation for its services to the retirement plan accounts maintained with each Fund.

    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W4-P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy and Mackenzie family of funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or IMSC.

    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.

SHAREHOLDER INQUIRIES

    Inquiries regarding the Funds should be directed to IMSC at 1-800-777-6472.

                              ACCOUNT APPLICATION

IVY ASIA PACIFIC FUND                         IVY INTERNATIONAL FUND II
IVY CANADA FUND                               IVY INTERNATIONAL FUND
IVY CHINA REGION FUND                         IVY INTERNATIONAL SMALL COMPANIES FUND                 ------------------------
IVY GLOBAL FUND                               IVY LATIN AMERICA STRATEGY FUND                             ACCOUNT NUMBER
IVY GLOBAL NATURAL RESOURCES FUND             IVY NEW CENTURY FUND
IVY GLOBAL SCIENCE & TECHNOLOGY FUND          IVY PAN-EUROPE FUND

          PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box 3022, Boca Raton, FL 33431-0922.
                     (This application should not be used for retirement accounts for which Ivy is custodian.)
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  FUND                                                  101/                     1 / 2        1 / 2       0 / 1        0 / X
   USE    -------------------  ----------  ----------   ----------  ----------   ----------   ---------   ----------   ----------
  ONLY    Dealer #             Branch #    Rep #        Acct Type   Soc Cd       Div Cd       CG Cd       Exc Cd       Red Cd
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1   REGISTRATION
           [ ] Individual
           [ ] Joint Tenant          ------------------------------------------------------------
           [ ] Estate                Owner, Custodian or Trustee
           [ ] UGMA/UTMA
           [ ] Corporation           ------------------------------------------------------------
           [ ] Partnership           Co-owner or Minor
           [ ] Sole Proprietor
           [ ] Trust                 ------------------------------------------------------------
                                                                       Minor's State of Residence
            -------------------
            Date of Trust            ------------------------------------------------------------
           [ ] Other __________      Street

            -------------------      ------------------------------------------------------------
                                     City                           State              Zip Code
                                            -     -                           -      -
                                     ---------------------             --------------------------
                                     Phone Number -- Day               Phone Number -- Evening
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2   TAX ID#
                  -       -               or         -
           ---------------------------          -------------------------    Citizenship:   [ ] U.S.   [ ] Other_____________
             Social Security Number             Tax Identification Number
           UNDER PENALTIES OF PERJURY, I CERTIFY BY SIGNING IN SECTION 8 BELOW THAT: (1) THE NUMBER SHOWN IN
           THIS SECTION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP
           WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
           SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B)
           THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM (2) IF
           YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
           UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION
           NUMBER" SECTION OF THE PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.

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3   DEALER  INFORMATION
           The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of
           Accumulation.

           ------------------------------------------------------------   -------------------------------------------------------
           Dealer Name                                                    Representative's Name and Number

           ------------------------------------------------------------   -------------------------------------------------------
           Branch Office Address                                          Representative's Phone Number

           ------------------------------------------------------------   -------------------------------------------------------
           City                State                Zip Code              Authorized Signature of Dealer
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4   INVESTMENTS
           A.   Enclosed is my check for $ _______________($1,000 minimum) made payable to the appropriate Fund.
           B.   Please invest in [ ] Class A shares   [ ] Class B shares   [ ] Class C shares
                [ ] Class I shares ("*" Funds only) of the following Fund(s):
                $ _______________ Ivy Asia Pacific Fund                   $ _______________ Ivy International Fund II*
                $ _______________ Ivy Canada Fund                         $ _______________ Ivy International Fund*
                $ _______________ Ivy China Region Fund                   $ _______________ Ivy International Small Companies Fund*
                $ _______________ Ivy Global Fund                         $ _______________ Ivy Latin America Strategy Fund
                $ _______________ Ivy Global Natural Resources Fund       $ _______________ Ivy New Century Fund
                $ _______________ Ivy Global Science & Technology Fund*   $ _______________ Ivy Pan-Europe Fund
           C.   I qualify for a reduced sales charge due to the following privilege (applies only to Class A shares):
                [ ] New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s) information below.)
                [ ] ROA with the account(s) listed below.
                [ ] Existing Letter of Intent with account(s) listed below.

                ------------------------------------   -------------------------     [ ] or New
                Fund Name                              Account Number

                ------------------------------------   -------------------------     [ ] or New
                Fund Name                              Account Number

                If establishing a Letter of Intent, you will need to purchase Class A shares over a thirteen-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges).

                [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000

           D.   FOR DEALER USE ONLY
                Confirmed trade orders:                                                        --
                                                      ---------------       ---------------        -------         -------------
                                                      Confirm Number        Number of Shares                       Trade Date
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5   DISTRIBUTION OPTIONS
           A.   I would like to reinvest dividends and capital gains into additional shares of the same class in this account at net asset value unless a different option is checked below.
           B.   [ ] Reinvest all dividends and capital gains into additional shares of the same class in an account in a different
                Ivy or Mackenzie fund.

                ----------------------------------------------       -----------------------------------           [ ] New Account
                Fund Name                                            Account Number
           C.   [ ] Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or an account in a different Ivy or Mackenzie Fund.

                ----------------------------------------------       -----------------------------------           [ ] New Account
                Fund Name                                            Account Number
           D.   [ ] Pay all dividends and capital gains in cash.
                               I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN C OR D ABOVE, BE:
                [ ] Sent to the address listed in the registration. [ ] Sent to the special payee listed in
                    Section 7A [ ] (By Mail)
                            7B [ ] (By E.F.T.)
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
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6   OPTIONAL SPECIAL FEATURES
        A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)
               I wish to invest [ ] once per month.    My bank account will be debited on or about the
                                [ ] twice                   _________________ day of the month*
                                [ ] 3 times                 _________________ day of the month
                                [ ] 4 times                 _________________ day of the month
                                                            _________________ day of the month

        Please invest $ ________________ each period starting in the month of __________ in [ ] Class A   [ ] Class B
                         Dollar Amount                                           Month
        or [ ] Class C of ______________________________.
                                  Fund Name
        [ ] I have attached a voided check to ensure my correct bank account will be debited.

       B. [ ] SYSTEMATIC WITHDRAWAL PLANS**
              I wish to automatically withdraw funds from my         [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually
              account in Class A [ ] Class B [ ] or Class C [ ]      I request the distribution be:
              of                                                     [ ] Sent to the address listed in the registration
                --------------------------                           [ ] Sent to the special payee listed in Section 7.
                       Fund Name                                     [ ] Invested into additional shares of the same class of
              [ ] Once [ ] Twice [ ] 3 times [ ] 4 times per month       a different Ivy or Mackenzie fund:
                                                                                                            ------------------------
                                                                                                                    Fund Name

                                                                                                            ------------------------
                                                                                                                  Account Number

              Amount $                , starting on or about the   ________ day of  __________________________
                       ---------------                                                        month
                        Minimum $50                                ________ day of  __________________________
                                                                                              month
                                                                   ________ day of  __________________________
                                                                                              month*


        NOTE: Account minimum: $5,000 in shares at current offering price
       C. [ ] FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS**
              I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B)
       D. [ ] TELEPHONIC EXCHANGES** [ ] YES [ ] NO
              I authorize exchanges by telephone among the Ivy and Mackenzie family of funds, upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.
              If neither box is checked, the telephone exchange privilege will be provided automatically.
       E. [ ] TELEPHONIC REDEMPTIONS** [ ] YES [ ] NO
              The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the
              Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.
              If neither box is checked, the telephone exchange privilege will be provided automatically.

               * There must be a period of at least seven calendar days between each investment/withdrawal period.
              ** This option may not be selected if shares are issued in certificate form.
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7   SPECIAL PAYEE
         A.                  MAILING ADDRESS                 B.                   FED WIRE / E.F.T. INFORMATION
         -----------------------------------------------     ------------------------------------------------------------------
           Please send all disbursements to this
           special payee                                        ------------------------------------------------------------
                                                                                   Financial Institution
           ---------------------------------------------
           Name of Bank or Individual                           -----------------------------------   ----------------------
                                                                ABA #                                 Account #
           ---------------------------------------------
           Account Number (if applicable)                       ------------------------------------------------------------
                                                                Street
           ---------------------------------------------
           Street                                               ------------------------------------------------------------
                                                                City/State/Zip
           ---------------------------------------------
           City/State/Zip                                                      (Please attach a voided check)

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8   SIGNATURES
         Investors should be aware that failure to check "No" under Section 6D or 6E above means that the Telephone
         Exchange/Redemptions Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

         I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
         CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

         ------------------------------------------------------------------    ----------------------------------------
         Signature of Owner, Custodian, Trustee or Corporate Officer           Date

         ------------------------------------------------------------------    ----------------------------------------
         Signature of Joint Owner, Co-Trustee or Corporate Officer             Date

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01INTLX0597                             (Remember to Sign Section 8)